UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
________________________

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Arcosa, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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2026

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS & PROXY STATEMENT

ARCOSA

Arcosa, Inc. Chairman Letter

Dear Fellow Shareholders:
We are pleased to invite you to our 2026 Annual Meeting of Shareholders.
As we reflect on the past year and look ahead to the future, I am proud to share with you the progress and achievements of Arcosa in 2025.
The Board believes Arcosa is well positioned for durable value creation. During the year, the Company delivered record financial results, advanced its portfolio transformation, and further strengthened its balance sheet. These outcomes reflect disciplined execution by management and a clear strategic focus on infrastructure-led businesses with attractive long-term fundamentals.
Your vote is important to us. Whether or not you plan to attend virtually, we encourage you to vote using one of the methods described in our Proxy Statement.
Thank you for being a shareholder and for your continued support and interest in Arcosa.

Best regards, Rhys J. Best Chairman of the Board

i

Arcosa, Inc. Notice of Annual Meeting of Shareholders

MEETING DATE Wednesday, May 13, 2026

MEETING TIME 8:30 a.m., CDT

MEETING PLACE Live webcast at www. virtualshareholdermeeting.com/ACA2026

VOTING Shareholders as of the record date are entitled to vote.

YOUR VOTE IS IMPORTANT
We urge you to cast your vote promptly, even if you plan to participate in the virtual Annual Meeting of Shareholders. You may vote in advance via the internet, by telephone or, if you have received or requested a printed version of these proxy materials, by mail.

To Our Shareholders:
Please join us for the 2026 Annual Meeting of Shareholders of Arcosa, Inc. ("Arcosa" or the "Company"). The meeting will be held on Wednesday, May 13, 2026, at 8:30 a.m., Central Daylight Time ("CDT"), via live webcast at www.virtualshareholdermeeting.com/ACA2026.
At the meeting, the shareholders will act on the following matters:
i)Election of the nine (9) Directors named in this Proxy Statement and nominated by the Board of Directors, each to serve for a one-year term ending at the 2027 Annual Meeting of Shareholders;
ii)Advisory vote on named executive officer compensation;
iii)Ratification of the appointment of Ernst & Young LLP ("Ernst & Young") as Arcosa’s independent registered public accounting firm for the year ending December 31, 2026; and
iv)Any other matters that may properly come before the meeting, or any adjournments or postponements thereof.
All shareholders of record at the close of business on March 23, 2026 are entitled to vote during the virtual meeting, or at any postponement or adjournment of the meeting. A list of the shareholders will be available during the ten (10) day period ending on the day prior to the shareholder meeting at Arcosa’s offices in Dallas, Texas, and will also be made available to shareholders in secure electronic format during the virtual shareholder meeting.
By Order of the Board of Directors,
Mark J. Elmore
Vice President & Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 13, 2026:
This Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2025 (the "2025 Annual Report") are available at www.proxyvote.com. Proxy materials or a Notice of Internet Availability of Proxy Materials (the "Notice") are being first released or mailed to shareholders on or about March 31, 2026.

ii

Arcosa, Inc. Table of Contents

1	Proxy Statement Summary

8	Proposal 1 - Election of Nominated Directors 9 - Director Nominee Highlights 10 - Director Skills Matrix 11 - Director Nominee Biographies 20 - Director Nomination Process

21
Corporate Governance
22 - Independence of Directors
22 - Board Leadership Structure
22 - Board Succession
23 - Board Meetings and Committees
27 - Processes and Procedures Related to Compensation
27 - Compensation Committee Interlocks and Insider Participation
28 - Board's Role in Risk Oversight
28 - Risk Assessment of Compensation Policies and Practices
28 - Artificial Intelligence (AI) Risk Oversight
29 - Communications with Directors
29 - Employee, Officer, and Director Pledging and Hedging Policy
29 - Insider Trading Policy

30	Transactions with Related Persons 30 - Review, Approval, and Ratification of Transactions with Related Persons

31	Proposal 2 - Advisory Vote to Approve Named Executive Officer Compensation

32	Executive Compensation 32 - Compensation Discussion and Analysis 50 - Human Resources Committee Report 51 - Compensation of Executives 51 - Summary Compensation Table 52 - Grants of Plan-Based Awards

53 - Option Grant Practices
53 - Discussion Regarding Summary Compensation Table and Grants of Plan-Based Awards
53 - Outstanding Equity Awards at Year-End
55 - Stock Vested in 2025
55 - Nonqualified Deferred Compensation
56 - Deferred Compensation Discussion
56 - Potential Payments Upon Termination or Change in Control

59	CEO Pay Ratio

60	Pay Versus Performance

63	Director Compensation

65	Proposal 3 - Ratification of the Appointment of Ernst & Young LLP 66 - Report of the Audit Committee 67 - Fees of Independent Registered Public Accounting Firm for Fiscal Years 2025 and 2024

68	Security Ownership of Certain Beneficial Owners and Management

70	Additional Information 70 - Shareholder Proposals for the 2027 Proxy Statement 70 - Director Nominations or Other Business for Presentation at the 2027 Annual Meeting 70 - Annual Report on Form 10-K

71	Questions and Answers About the Meeting

74	Other Business

A-1	ANNEX A - Reconciliation of Non-GAAP Financial Measures

iii

Arcosa, Inc. Proxy Statement Summary

MEETING DATE Wednesday, May 13, 2026

MEETING TIME 8:30 a.m., CDT

MEETING PLACE Live webcast at www. virtualshareholdermeeting.com/ACA2026

RECORD DATE March 23, 2026

VOTING Shareholders as of the record date are entitled to vote.
Agenda and Voting Recommendations
This Proxy Statement is being provided to the shareholders of Arcosa in connection with the solicitation of proxies by the Board of Directors of Arcosa (the "Board") to be voted at the 2026 Annual Meeting of Shareholders (the "Annual Meeting") to be held virtually at www.virtualshareholdermeeting.com/ACA2026 on Wednesday, May 13, 2026, at 8:30 a.m., CDT, or at any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Arcosa’s mailing address is 500 N. Akard St., Suite 400, Dallas, Texas 75201.

Proposal	Description	Board Recommendation	Page
1	Election of nine (9) Directors to serve on the Board	FOR	8

2	Advisory vote to approve named executive officer compensation	FOR	31

3	Ratification of Ernst & Young as Arcosa’s independent registered public accounting firm for the year ending December 31, 2026	FOR	65
How to Vote

ONLINE Go to www.proxyvote.com You will need the 16-digit control number provided in your proxy materials.	TOLL-FREE NUMBER Use the toll-free number on the Notice or Proxy Card.

MAIL Mark, sign, date, and promptly mail the enclosed Proxy Card in the postage-paid envelope.	SMART PHONE Scan the QR code on your Notice or Proxy Card to vote.

1

Proxy Summary	Table of Contents
This summary provides an overview and highlights of the information contained in this Proxy Statement. It does not contain all information you should consider, and you should read the entire Proxy Statement carefully before voting.
Commitment to Build a Better World

Vision	Values		Promise

Unified in our commitment to build a better world.	We advance principles of sustainability and a safety-focused culture.
At Arcosa:
•We activate the potential of our people.
•We care for our customers.
•We optimize operations.
•We integrate sustainability into our daily practices as well as our long-term strategy.
•We promote a results-driven culture that is aligned with long-term value creation.

	We are committed •Innovative •Focused •Results-Oriented	We act with integrity •Principled •Honest •Fair

	We make things happen •Agile •Driven •Passionate	We win together •Collaborative •Dedicated •United

Financial Highlights
We performed in line with the targets set by the Board and the Human Resources Committee (the "HR Committee") for 2025. Our financial highlights for 2025 include:

$2,883M Total Revenue	$583.3M* Total Adjusted EBITDA

20.0%* Return on Capital	20.2%* Adjusted EBITDA Margin

* See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures.

2

Table of Contents	Proxy Summary
Strategic Transformation
We made significant progress advancing our long-term vision.
% Adjusted EBITDA, excluding corporate costs
2018
$219M

■ Construction Products
■ Engineered Structures
■ Transportation Products

Acquisitions

Construction Products

Engineered Structures

Divestitures

STEEL COMPONENTS	TANK

2025
$644M

■ Construction Products
■ Engineered Structures
■ Transportation Products

* See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures.

3

Proxy Summary	Table of Contents
Financial Discipline
We maintained a healthy balance sheet executing on our stated goal to delever our balance sheet after the Stavola transaction and return to a target level of leverage of 2-2.5x Net Debt to Adjusted EBITDA. We met this goal a full two quarters early.

				Net Debt to Adj. EBITDA*

Ratio at year end
							3.4	2.9

									2.3
				2.1

						1.3
					1.2
	0.5		0.5

Spun debt free with $200M of cash
		(0.6)

	2018	2019	2020	2021	2022	2023	3Q24 Pro Forma[1]	4Q24	4Q25

					Sale of Storage Tanks for $275M	6 construction bolt-ons totaling ~$120M, including expansion in Florida			Achieved deleveraging target two quarters ahead of guidance.

   * See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures and Definition of Non-GAAP and Other Performance Measures Used in the Compensation Discussion and Analysis for definition of Leverage.
(1) Pro Forma as of September 30, 2024 for the acquisitions of Stavola and Ameron, and the divestiture of the Steel Components business, as if the transactions had occurred on January 1, 2024.

Focus on Sustainability
We continued to integrate sustainability initiatives into our businesses in our unified efforts to build a better world through our strategic planning, sustainability-focused initiatives, and innovative improvement projects. We are proud of achieving the following milestones in our continuous efforts to integrate sustainability into our daily practices and long-term strategies:
MAJOR SUSTAINABILITY MILESTONES

Published our fifth annual Sustainability Report with continued disclosure of select social and environmental impacts, including continued progress towards our 5-year emissions goal of a 10% reduction in Scope 1 and Scope 2 GHG emissions intensity by the end of 2026.
Invested in the communities where we operate through educational support projects and funding, school supply drives, and food pantry donations.
Focused on high impact, business-smart emissions reductions projects, including generator-to-line power conversions, air quality equipment upgrades, energy-efficient equipment replacements, and lighting and fixture upgrades.

 Developed and implemented sustainability strategy through the efforts and actions of internal sustainability committees, including our executive committee, champions committee, and business leader functional committees.
Completed our third biennial Employee Engagement Survey, identifying focus areas important to our employees and implementing change to strengthen and grow our workforce.
Demonstrated business-led sustainability alignment through achievement of our fourth consecutive Green Marine certification, fifth consecutive ISO-45001 certification for two wind tower facilities, and fourth consecutive medal for sustainability efforts from third party sustainability assessor, EcoVadis.

4

Table of Contents	Proxy Summary
Focus on Safety
We are committed to safety across our operations. We continued to enhance our safety culture through our company-wide safety culture initiative, "ARC 100." After the 2024 launch of "Arcosa ALIVE," a safety initiative to prioritize the reduction of serious injury and fatality ("SIF") exposure, we have seen continued steady progress in reportable metrics, as well as our safety culture. Our efforts have driven tangible safety improvements, positively impacting our employees on a day-to-day basis.

â	TRIR	We have seen a 10% year-over-year decline in total recordable incident rate ("TRIR"), and a 35% year-over-year decline in days away, restricted, or transferred rate ("DART").

â	DART

Shareholder Engagement
We maintain an ongoing proactive outreach effort with our shareholders. Throughout the year, members of our investor relations team and senior management, including our Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO"), and other named executive officers ("NEO" or "NEOs"), engage with our shareholders to seek their input, to remain well-informed regarding their perspectives, and to help increase their understanding of our business. We leverage the discussions to cover topics of interest to our shareholders, and the feedback received from our shareholder outreach efforts is communicated to and considered by the Board. Our engagement activities have produced valuable feedback that helps inform our decisions and our strategy, when appropriate.

Shareholder Outreach Program with 75% of Top 25 Holders of Arcosa Stock

140+ meetings	20 events	4 quarterly calls
Investor meetings conducted by senior management and investor relations team with current and prospective investors held both virtually and in person.	Consisting of industry conferences, non-deal roadshows, fireside chats, and site visits in 2025.	Quarterly earnings calls hosted by our CEO and CFO.

Key Topics Discussed throughout our 2025 Engagement:

•Company performance •Strategy	•Risk management •Corporate governance	•Sustainability initiatives •Executive compensation

Dual-listed with the NYSE and NYSE Texas

In September 2025, the Board approved a dual listing and trading of common stock on NYSE Texas, Inc. ("NYSE Texas") with the authorization and approval of the New York Stock Exchange ("NYSE").

5

Proxy Summary	Table of Contents
Governance Highlights
We are committed to strong corporate governance practices, which we believe recognize shareholder interests and support the success of our enterprise. Our corporate governance practices are highlighted below:

8 of 9

Independent Board Chairman	8 of 9 current Board members are independent

NYSE compliant clawback policy in place	Limits on other public company board service

Regularly scheduled executive sessions of independent Board members	Extensive shareholder engagement program

Majority voting policy for uncontested director elections	Culture that focuses on sustainability

Annual Board and committee self-performance evaluations	Shareholders' ability to nominate directors through proxy access

Enterprise risk management ("ERM") program with full Board and committee oversight	Robust director and senior officer stock ownership requirements

100%

All Board committees are 100% independent	Policies prohibiting short sales, hedging, margin accounts, and pledging of Arcosa stock

Extensive mix of Board member skills, attributes and industry experience	Annual election of all Directors

6

Table of Contents	Proxy Summary
Compensation Highlights
Our shareholders continue to show strong support for our pay-for-performance philosophy (receiving 99% of votes cast in favor of our compensation program during the 2025 Annual Meeting of Shareholders). We believe weighting a significant portion of our NEOs' compensation with performance-based compensation and value creation in the form of stock appreciation aligns with our shareholders' expectations. With these expectations in mind, the HR Committee designed a compensation package for the CEO that was 86% at risk and for the other NEOs, 68% at risk.
The HR Committee modified the prior year's compensation program to reflect the priorities of the business and its shareholders. Under the Company's annual incentive program (the "AIP") for 2025 (the "2025 AIP"), we modified the 2025 AIP plans to include a new leverage metric to drive focus on our key strategic pillar of maintaining a healthy balance sheet. We continued to align management's interests with those of our shareholders by increasing the weighted percentage of the performance-based portion of our long-term compensation program to our Total Shareholder Return ("TSR") performance relative to the S&P SmallCap 600 Index ("rTSR").
CEO

41%	27%	18%	14%

PBRSU	TBRSU	AIP	Base

86%

At-Risk
OTHER NEOS

27%	18%	23%	32%

PBRSU	TBRSU	AIP	Base

68%

At-Risk
* Charts above reflect an approximation of the 2025 annual target total compensation mix.
We encourage you to read the more fulsome description of our compensation program in the "Executive Compensation - Compensation Discussion and Analysis" section beginning on page 32.

7

Proposal One Election of Nominated Directors

9 Current Members	The Board currently consists of nine members. On the recommendation of the Governance and Sustainability Committee (the "G&S Committee"), the Board has nominated the nine incumbent candidates to be re-elected at the Annual Meeting. If elected, each of the directors will serve for a one-year term expiring at the 2027 Annual Meeting of Shareholders, or when their successors are duly elected and qualified or earlier upon death, resignation, retirement, disqualification, or removal.

9 Candidates for re-election
All of the nominees are incumbent directors and, pursuant to Arcosa's Amended and Restated Bylaws, an incumbent director nominee who is not elected is required to tender his or her resignation for consideration by the G&S Committee and the Board (with the affected director recusing himself or herself from the deliberations). The Board will be free to accept or reject the resignation and will make its decision known publicly within 90 days of certification of the vote results. If a director’s resignation is accepted by the Board, then the Board may fill the resulting vacancy.

Each nominee has agreed to be named in this Proxy Statement and to serve if elected. We have no reason to believe that any of the nominees would be unable to serve if elected, but, if any nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board, in which case your shares will be voted for such other nominee.

The Board believes that each of the director nominees possesses the qualifications described in the "Director Nomination Process" section.

The "Director Nominees" section contains biographical information about each of the director nominees, including a description of the experience, qualifications, attributes, and skills that led the Board to conclude that the individual should be nominated for election as a director of Arcosa.

1-year Term expiring in 2027

"FOR" The Board recommends that you vote FOR each of the Nominees for Director.

8

Table of Contents	Proposal One
Director Nominees
The chart below contains information regarding our director nominees for election at the 2026 Annual Meeting.

Director	Age	Tenure on Board*	Independence	Committees
Joseph Alvarado	73	8		Human Resources - Chair
Rhys J. Best	79	21
Antonio Carrillo	59	12
Jeffrey A. Craig	65	8		Audit - Chair
Steven J. Demetriou	67	3		Governance & Sustainability
John W. Lindsay	65	8		Audit Human Resources
Kimberly S. Lubel	61	5		Governance & Sustainability Human Resources
Julie A. Piggott	65	5		Audit Governance & Sustainability
Melanie M. Trent	61	8		Governance & Sustainability - Chair
* Includes years of service combined on both boards of Arcosa and Trinity Industries, Inc., the former parent company of Arcosa ("Former Parent" or "Trinity").

Balanced Board Our directors bring a diverse set of skills, experience and perspective to the Board.

9

Proposal One	Table of Contents
Director Skills Matrix
The following matrices highlight the mix of skills, attributes, and industry experience of the nine nominees that supported the recommendation by the G&S Committee and the Board’s nomination for election.

	Alvarado	Best	Carrillo	Craig	Demetriou	Lindsay	Lubel	Piggott	Trent

Cyclical Industry
Multi-industry - Manufacturing, Energy, Construction, Minerals, Mining
Industrial Equipment Manufacturing
Technical Expertise Applicable to Arcosa Products
C-level Corporate Executive Position; Strategic Leadership
International/Cross-Border
Broad Manager in Scale Organization
IT Knowledge
Technical Expertise related to Cybersecurity
Sustainability Knowledge
Finance, Banks, Public Securities
Human Resources/Cultural
Legal/Risk; Management/Compliance
Mergers & Acquisitions
Public Company/Corporate Governance
SOX/Financial Expert
Independent

Industry and Sector Experience

Manufacturing	Engineering & Technology Solutions	Oil & Gas
Transportation	Industrial Products	Construction
Chemicals	Retail	Distribution
Steel & Other Metals Manufacturing	Banking	Energy

10

Table of Contents	Proposal One

Director Nominee Biographies

Joseph Alvarado
Mr. Alvarado's significant management experience provides the Board with additional perspective on Arcosa's operations, including its construction products and steel fabrication businesses.
Mr. Alvarado received a B. A. in Economics from the University of Notre Dame and an M.B.A. in Finance from Cornell University Johnson Graduate School of Management.
Professional Experience:
•Commercial Metals Company, global manufacturer, recycler, and marketer of steel and other metals
–Chief Executive Officer (2011-2017)
–President and Chief Operating Officer (2011)
–Executive Vice President and Chief Operating Officer (2010-2011)
•U.S. Steel Tubular Products of U.S. Steel Corp., President (2007-2009)
•Lone Star Technologies, Inc., President and Chief Operating Officer (2004-2007)
•Ispat North America Inc. (now Arcelor Mittal), Vice President (1998-2004)
•Birmingham Steel Company, Executive Vice President (1997-1998)
•Inland Bar Company
–President (1995-1997)
–Vice President and General Manager, Sales and Marketing (1988-1995)
Current Public Company Boards:
•PNC Financial Services Group, Inc. (2019-present)
•Kennametal, Inc. (2018-present)
•Trinseo plc (2017-present)
Prior Public Company Boards:
•Commercial Metals Company, Chair (2013-2018)
•Spectra Energy Corp (2011-2017)
Private Boards & Other Affiliations:
•Board member of various industry trade associations and community organizations

Age: 73 Director Since: 2018 INDEPENDENT Board Committees: •Human Resources (Chair)

11

Proposal One	Table of Contents

Rhys J. Best
Mr. Best has extensive experience in managing and leading significant industrial enterprises. His executive experience and service on the boards of other significant companies provides the Board with additional perspective on Arcosa’s operations, including its construction products and engineered structures businesses, as well as its international operations and any future international opportunities.
Mr. Best received a B.B.A. in Accounting from the University of North Texas and an M.B.A. in Banking and Finance from Southern Methodist University-Cox School of Business.
Professional Experience:
•Lone Star Technologies, Inc., producer of casing, tubing, line pipe and couplings for oil and gas, industrial, automotive, and power generation industries
–Chief Executive Officer (2004-2007)
–President, and Chief Executive Officer (1999-2004)
Current Public Company Boards:
•Texas Pacific Land Corporation (2022-present), Non-Executive Chair (2023-present)
Prior Public Company Boards:
•MRC Global, Inc. (2008-2022), Non-Executive Chair (2016-2022)
•Commercial Metals Company (2010-2022)
•Cabot Oil & Gas Corporation (2008-2021), Lead Director (2020-2021)
•Trinity Industries, Inc. (2005-2018), Lead Director (2009-2011)
•Crosstex Energy, L.P. (2004-2014), Non-Executive Chair (2009-2014)
•Lone Star Technologies, Inc., Chair (1997-2007)
Private Boards & Other Affiliations:
•Austin Industries, Inc. (2007-2018), Non-Executive Chair (2013-2018)
•National Association of Corporate Directors, 2014 Director of the Year
•Advisory Board of SMU's Maguire Energy Institute

Age: 79 Director Since: 2018 Non-Executive Chair INDEPENDENT Board Committees: None

12

Table of Contents	Proposal One

Antonio Carrillo
Mr. Carrillo brings significant knowledge and understanding of Arcosa’s products, services, operations, and business environment. In addition, he has broad experience in managing and leading a significant industrial enterprise in Mexico, where Arcosa has a number of operations.
Mr. Carrillo received a B.S. in Mechanical and Electrical Engineering from the Universidad Anáhuac in Mexico and an M.B.A. in Finance from the Wharton School of the University of Pennsylvania.
Professional Experience:
•Arcosa, Inc., President and Chief Executive Officer (2018-present)
•Trinity Industries, Inc.
–Senior Vice President and Group President of Construction, Energy, Marine, and Components (2018)
–Senior Vice President and Group President of Energy Equipment Group and responsible for Mexico operations (1996-2012)
•Orbia Advance Corporation (formerly Mexichem S.A.B. de C.V.), a specialty chemicals and construction materials company
–Chief Executive Officer (2012-2018)
Current Public Company Boards:
•NRG Energy, Inc. (2019-present); Lead Independent Director (2024-present)
Prior Public Company Boards:
•Dr. Pepper Snapple Group, Inc. (2015-2018)
•Trinity Industries, Inc. (2014-2018)
Private Boards & Other Affiliations:
•United Way of Metropolitan Dallas, Board of Directors, Chair
•Dallas Citizens Council, Board of Directors
•Wharton School of the University of Pennsylvania, Chairman of Executive Board for Latin America

Age: 59 Director Since: 2018 Board Committees: None

Additional Information: As disclosed by NRG Energy, Inc., we expect Mr. Carrillo to transition from Lead Independent Director to non-executive Chair on April 30, 2026.

13

Proposal One	Table of Contents

Jeffrey A. Craig
Mr. Craig's significant management experience provides the Board with additional perspective on Arcosa’s operations, including its transportation products businesses.
Mr. Craig received a B.S. in Accounting from Michigan State University and an M.B.A. from Duke University-The Fuqua School of Business.
Professional Experience:
•Meritor, Inc., a global supplier for commercial vehicle manufacturers
–Chief Executive Officer and President (2015-2021)
–President and Chief Operating Officer (2014-2015)
–Senior Vice President and President of Commercial Truck & Industrial (2013-2014)
–Senior Vice President and Chief Financial Officer (2009-2013)
•General Motors Acceptance Corp.
–President and CEO of Commercial Finance (2001-2006)
–President and CEO of Business Credit Division (1999-2001)
Current Public Company Boards:
•Hyliion Holdings Corp., Non-Executive Chair (2022-present)
•Baxter International Inc. (2024-present), Audit Committee Chair
Prior Public Company Boards:
•Meritor, Inc. (2015-2021), Executive Chair (2021)
Private Boards & Other Affiliations:
•President’s Advisory Council at Michigan State University

Age: 65 Director Since: 2018 INDEPENDENT Financial Expert Board Committees: •Audit (Chair)

14

Table of Contents	Proposal One

Steven J. Demetriou
Mr. Demetriou's international business experience and over 35 years in senior management roles, combined with his extensive background, provide the Board with an additional perspective on Arcosa’s operations, including its engineered structures businesses, and driving sustainability initiatives.
Mr. Demetriou received a B.S. in Chemical Engineering from Tufts University.
Professional Experience:
•Amentum Holdings, Inc., a global leader in advanced engineering and innovative technology solutions
–Executive Chair (2024-present)
•Jacobs Solutions, Inc.
–Executive Chair (2023-2024)
–Chief Executive Officer (2015-2023)
•Aleris Corporation, Chief Executive Officer (2004-2015)
•Noveon, Inc., Chief Executive Officer (2001-2004)
•IMC Global Inc., Executive Vice President (1999-2001)
•Cytec Industries, Inc. (1997-1999)
•Exxon Mobil Corporation (1981-1997)
Current Public Company Boards:
•Amentum Holdings, Inc., Executive Chair (2024-present)
•FirstEnergy Corporation (2017-present)
Prior Public Company Boards:
•Jacobs Solutions, Inc., (2016-2024), Executive Chair (2023-2024)
•C5 Acquisition Corporation (SPAC), Non-Executive Chair (2022-2023)
•Kraton Performance Polymers (2009-2017)
•Foster-Wheeler, Non-Executive Chair (2011-2014)
•OM Group (2005-2015)
•Aleris Corporation, Executive Chair (2004-2015)
Private Boards & Other Affiliations:
•Cuyahoga Community College Foundation, Board Member
•Senior Advisor to Goldman Sachs

Age: 67 Director Since: 2023 INDEPENDENT Board Committees: •Governance & Sustainability

Additional Information:
The G&S Committee considered Mr. Demetriou’s current commitment as Executive Chair of Amentum Holdings, Inc. ("Amentum") when examining his ability to dedicate sufficient time to fulfill his duties as a member of the Board, with the following relevant to the decision to nominate him for election:
–Mr. Demetriou remained engaged as a valuable member of the Board throughout 2025. We do not expect his commitment to Amentum during 2026 to be any more demanding than his commitment in 2025.
–Mr. Demetriou has assured the Board that he is fully committed to continuing to dedicate the appropriate amount of time to fulfill his duties on the Board and the G&S Committee. The Board believes it is in the best interest of the shareholders that Mr. Demetriou continue to serve as a director and a member of the G&S Committee.

15

Proposal One	Table of Contents

John W. Lindsay
Mr. Lindsay's significant management experience provides the Board with additional perspective on Arcosa's operations, including its engineered structures businesses.
Mr. Lindsay received a B.S. in Petroleum Engineering from the University of Tulsa.
Professional Experience:
•Helmerich & Payne, Inc., a provider of drilling services and technologies (1987-present)
–Senior Advisor (March 2026-present)
–Chief Executive Officer (October 2025-March 2026)
–President and Chief Executive Officer (2014-October 2025)
–President and Chief Operating Officer (2012-2014)
–Executive Vice President and Chief Operating Officer (2010-2012)
–Executive Vice President, U.S. and International Operations (2006-2010)
–Vice President, U.S. Land Operations, Helmerich & Payne International Drilling Co. (1997-2006)
Prior Public Company Boards:
•Helmerich & Payne, Inc. (2012-March 2026)
Private Boards & Other Affiliations:
•University of Tulsa, Petroleum Engineering, Advisory Board
•Tulsa Regional Chamber, Board Member
•The Nature Conservancy, Oklahoma Chapter, Board Member
•Permian Strategic Partnership
•Bettering Human Lives Foundation, Advisory Board

Age: 65 Director Since: 2018 INDEPENDENT Financial Expert Board Committees: •Audit •Human Resources

16

Table of Contents	Proposal One

Kimberly S. Lubel
Ms. Lubel’s strong legal background, strategic leadership skills, and experience as a public company CEO and independent board member provide the Board with additional perspective on Arcosa’s operations.
Ms. Lubel received a B.A. in Spanish and International Studies from Miami University (Ohio), an M.A. in International Relations from Baylor University, and a Juris Doctorate from the University of Texas School of Law. She is also a graduate of the Executive Program at Stanford University.
Professional Experience:
•CST Brands, Inc., a publicly traded fuel and convenience retailer
–President and Chief Executive Officer (2013-2017)
•Valero Energy Corporation
–Executive Vice President and General Counsel (2006-2013)
–Vice President of Legal Services (2003-2006)
Current Public Company Boards:
•Westlake Corporation (formerly Westlake Chemical) (2020-present)
•PBF Energy Inc. (2017-present)
Prior Public Company Boards:
•WPX Energy, Inc. (2013-2020)
•CST Brands, Inc., Chair (2013-2017)
•CrossAmerica GP, LLC (2014-2017)
Private Boards & Other Affiliations:
•Southwest Research Institute, Chair
•Inspire Trust Company, Director
•The ExCo Group, Executive Coach & Mentor

Age: 61 Director Since: 2021 INDEPENDENT Board Committees: •Governance & Sustainability •Human Resources

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Proposal One	Table of Contents

Julie A. Piggott
Ms. Piggott’s strategic leadership skills, financial expertise, and background in the supply chain industry provide the Board with invaluable knowledge regarding the financial and other aspects of business operations, including Arcosa's transportation products businesses.
Ms. Piggott received a B.S. in Accounting from Minnesota State University Moorhead, an M.B.A. from Southern Methodist University-Cox School of Business, and is a graduate of the Advanced Management Program at Harvard Business School. She has an inactive CPA license from the state of Minnesota.
Professional Experience:
•BNSF Railway Company, leading freight transportation company in North America
–Executive Vice President and Chief Financial Officer (2014-2021)
–Vice President, Planning & Studies and Controller (2009-2014)
–Vice President, Finance and Treasurer (2008-2009)
–Vice President, Finance (2006-2008)
•Prior to her career at BNSF, Ms. Piggott’s experience includes finance, accounting and tax roles at a private investment management company and Ernst & Young LLP (formerly Ernst & Whinney)
Current Public Company Boards:
•Olin Corporation (2023-present)
Private Boards & Other Affiliations:
•Lena Pope, a non-profit charity, Board Member
•Advisory Board of College of Business, Analytics & Communications at Minnesota State University Moorhead

Age: 65 Director Since: 2021 INDEPENDENT Financial Expert Board Committees: •Audit •Governance & Sustainability

18

Table of Contents	Proposal One

Melanie M. Trent
Ms. Trent’s strong legal and executive management experience, diverse background, and knowledge of the oil and gas industry provide the Board with additional perspective on Arcosa’s operations.
Ms. Trent received a B.A. in Italian from Middlebury College and a Juris Doctorate from Georgetown University.
Professional Experience:
•Rowan Companies plc (now Valaris plc), a global offshore contract drilling company
–Executive Vice President, General Counsel, and Chief Administrative Officer (2014-2017)
–Senior Vice President, Chief Administrative Officer, and Corporate Secretary (2011-2014)
–Vice President and Corporate Secretary (2010-2011)
–Compliance Officer and Corporate Secretary (2005-2010)
•Reliant Energy Incorporated, VP, Investor Relations (1998-2003)
Current Public Company Boards:
•Diamondback Energy, Inc., Lead Independent Director (2018-present)
•Hyliion Holdings Corp. (2023-present)
Prior Public Company Boards:
•Noble Corporation (2021-2022)
•Frank’s International N.V. (now Expro Holding N.V.) (2019-2021)
Private Boards & Other Affiliations:
•Houston Endowment Inc., Former Chair and Current Member

Age: 61 Director Since: 2018 INDEPENDENT Board Committees: •Governance & Sustainability (Chair)

19

Proposal One	Table of Contents
Director Nomination Process

G&S Committee is responsible for recommending qualified candidates to the Board for nomination.

Identifies potential nominees by:
•Engaging qualified firms that specialize in identifying director candidates
•Considering candidates recommended by current directors, executive officers, and shareholders
Makes an initial determination regarding the need for additional Board members: •To fill vacancies, or •To expand the size of the Board
Considers the following factors as it deems appropriate:
•The current composition of the Board
•Evaluations of other prospective nominees
•The need for any required expertise on the Board or one of its committees

If additional consideration is warranted, the G&S Committee will conduct interviews to fully evaluate each director candidate.

Qualifications To Be Considered by G&S Committee in alignment with our Corporate Governance Principles:

•Depth of experience at the policy-making level in business, government, or education •Availability and willingness to devote time to Board duties	•Ability to make a meaningful contribution to the Board's oversight of the business and affairs of Arcosa •Willingness to exercise independent judgment •Ability to make analytical and probing inquiries
•Impeccable reputation for honest and ethical conduct in both professional and personal activities
•Financial independence to ensure that he or she will not be financially dependent on director compensation

The G&S Committee considers potential candidates in light of the skills, experience, and attributes possessed by current directors and as identified by the Board. The G&S Committee also considers a number of factors regarding personal and professional backgrounds (both domestic and international), national origins, specialized skills and acumen, and breadth of experience in industry, manufacturing, financial transactions, and business combinations.
The G&S Committee will also consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the G&S Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the G&S Committee, a shareholder must submit the recommendation in writing and must include the following information:
•the name of the shareholder, evidence of the person’s ownership of Arcosa stock (including the number of shares owned and the length of time of ownership), and a description of all arrangements or understandings regarding the submittal between the shareholder and the recommended candidate; and
•the name, age, business address, and residence address of the candidate, the candidate’s resumé or a listing of his or her qualifications to be a director of Arcosa, and the person’s consent to be a director if selected by the G&S Committee, nominated by the Board, and elected by the shareholders.
The shareholder recommendation and information described above must be sent to the Corporate Secretary at 500 N. Akard St., Suite 400, Dallas, Texas 75201, and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the date that Arcosa's Proxy Statement was released in connection with the previous year’s Annual Meeting of Shareholders in order to be included in Arcosa's Proxy Statement and form of proxy relating to the next Annual Meeting of Shareholders pursuant to Securities and Exchange Commission ("SEC") Rule 14a-8. The G&S Committee’s evaluation process will not vary based on whether or not a candidate is recommended by a shareholder.

20

Corporate Governance

Key Governance Practices	Independent Board Chairman
All directors are independent, except for CEO
NYSE compliant clawback policy in place
Policies prohibiting short sales, hedging, margin accounts, and pledging of Arcosa stock
Independent directors regularly meet in scheduled executive sessions

Board Oversight	All Board committees are 100% independent
ERM program with full Board and committee oversight
Limits on other public company boards and audit committee service
Annual board and committee self-performance evaluations
Culture that focuses on sustainability

Shareholder Rights	Shareholders' ability to nominate directors through proxy access
Robust director and senior officer stock ownership requirements
Majority voting policy for uncontested director elections
Annual advisory vote on executive compensation
Extensive shareholder engagement program
Annual election of all Directors
Our business affairs are managed under the direction of the Board in accordance with the General Corporation Law of the State of Delaware, our Restated Certificate of Incorporation, and our Amended and Restated Bylaws. The role of the Board is to oversee our management for the benefit of the shareholders. This responsibility includes (i) monitoring senior management’s conduct of our business operations and affairs; (ii) reviewing and approving our financial objectives, strategies, and plans; (iii) risk management oversight; (iv) evaluating the performance of the CEO and other executive officers; and (v) overseeing our policies and procedures regarding corporate governance, legal compliance, ethical conduct, and maintenance of financial and accounting controls.
The Board has adopted Corporate Governance Principles, which are reviewed annually by the G&S Committee. We have a Code of Conduct, which is applicable to all of our employees, including the CEO, the CFO, and principal accounting officer and controller, as well as members of the Board. We intend to post any amendments to or waivers from our Code of Conduct on our website at ir.arcosa.com to the extent applicable to an executive officer, principal accounting officer and controller, or a director of Arcosa. The Corporate Governance Principles and the Code of Conduct are available on our website at ir.arcosa.com under the heading "Corporate Governance — Additional Governance Documents."

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Corporate Governance	Table of Contents
Independence of Directors
The Board makes all determinations with respect to director independence in accordance with the listing standards of the NYSE and NYSE Texas (collectively referred to as the "NYSE Standards") and the rules and regulations promulgated by the SEC. In addition, the Board established certain guidelines to assist it in making any such determinations regarding director independence (the "Independence Guidelines"), which are available on our website at ir.arcosa.com under the heading "Corporate Governance — Additional Governance Documents — Arcosa Categorical Standards of Director Independence." The Independence Guidelines set forth commercial and charitable relationships which may not rise to the level of material relationships that would impair a director’s independence as set forth in the NYSE Standards and the SEC rules and regulations. The determination of whether such relationships as described in the Independence Guidelines actually impair a director’s independence is made by the Board on a case-by-case basis.
The Board undertook its annual review of director independence and considered transactions and relationships between each director, or any member of his or her immediate family, and Arcosa and its subsidiaries and affiliates. In making its determination, the Board applied the NYSE Standards and the SEC rules and regulations, together with the Independence Guidelines.
As a result of its review, the Board affirmatively determined that the following directors are independent of Arcosa and its management under the standards set forth in the NYSE Standards and the SEC rules and regulations: Joseph Alvarado, Rhys J. Best, Jeffrey A. Craig, Steven J. Demetriou, John W. Lindsay, Kimberly S. Lubel, Julie A. Piggott, and Melanie M. Trent. The Board determined that Antonio Carrillo is not independent because of his employment by Arcosa.
Our Audit Committee, G&S Committee, and HR Committee are each comprised entirely of independent directors, providing a structure for strong independent oversight of our management.
Board Leadership Structure

Chairman of the Board

•Presides over all meetings of the Board, non-management executive sessions, and shareholder meetings. •Reviews and approves meeting agendas, meeting schedules, and other information, as appropriate.	•Acts as a liaison between the outside directors and management. •Consults on shareholder engagement and governance matters.	•Has the right to call special board or shareholder meetings. •Performs such other duties as the Board requires from time to time.

Mr. Best is our independent, non-executive Chairman of the Board. Having a separate non-executive Chairman allows our CEO to focus on operating and managing Arcosa and leverages our Chairman’s experience in guidance and oversight. While the Board believes that this structure is currently in the best interests of Arcosa and its shareholders, the Board does not have a policy with respect to separating the Chairman of the Board and the CEO roles and could adjust the structure in the future as it deems appropriate.
Board Succession
The G&S Committee and the full Board routinely discuss board succession. Board composition is one of the most critical areas of focus for the Board. Having the right mix of directors who bring diverse perspectives, business and professional experiences, and skills provides a foundation for robust dialogue, informed advice, and collaboration. The Board considers current Board skills, composition, tenure, and anticipated retirement dates to identify gaps that may need to be filled through Board succession planning and the Board refreshment process. The Board strives to ensure an environment that encourages diverse critical thinking and values innovative, strategic discussions to achieve a higher level of success for Arcosa.

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Table of Contents	Corporate Governance
Board Meetings and Committees
The Board holds regular and special meetings and spends such time on our affairs as their duties require. The Board also meets regularly in non-management executive sessions. Arcosa held four board meetings and a total of 13 committee meetings in 2025, and all directors attended at least 75% of the meetings of the Board and the committees on which they served. Each director also attended the 2025 Annual Meeting of Shareholders, which is required pursuant to Arcosa's Corporate Governance Principles.
The standing committees of the Board are the Audit Committee, G&S Committee, and HR Committee. Each of the committees is governed by a charter, current copies of which are available on our website at ir.arcosa.com under the heading "Corporate Governance — Board Committees & Charters." Mr. Carrillo, the CEO and President of Arcosa, and Mr. Best, our non-executive Chairman of the Board, do not serve on any Board committees. Director membership of the committees and the number of committee meetings held in 2025 are identified below.

Audit Committee	Governance and Sustainability Committee	Human Resources Committee

6 Meetings in 2025	3 Meetings in 2025	4 Meetings in 2025

Jeffrey A. Craig, Chair John Lindsay Julie Piggott	Melanie Trent, Chair Steven Demetriou Kimberly Lubel Julie Piggott	Joseph Alvarado, Chair John Lindsay Kimberly Lubel

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Corporate Governance	Table of Contents

Audit Committee
Roles and Responsibilities:
The purpose of the Audit Committee is to oversee, on behalf of the Board:
•the integrity of Arcosa’s financial statements and related disclosures;
•Arcosa’s compliance with legal and regulatory requirements;
•the qualifications, independence, and performance of Arcosa’s independent auditing firm;
•the performance of Arcosa’s internal audit function;
•Arcosa’s internal accounting and disclosure control systems; and
•Arcosa’s procedures for monitoring compliance with its Code of Conduct.
In addition, among other responsibilities, the Audit Committee will periodically:
•review the Company’s major risks or exposures, including risks related to the development or use of artificial intelligence, information security and cybersecurity, to assess the steps taken by management to monitor and control such risks and exposures and to review the Company’s policies and procedures relating to risk assessment, management, and reporting;
•review with management, Arcosa's internal audit officer, and the independent auditors, Arcosa’s financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the independent auditors upon the financial condition of Arcosa, and its accounting controls and procedures;
•review with management its processes and policies related to risk assessment, management and mitigation, compliance with corporate policies, compliance programs, internal controls, and summaries of management’s travel and entertainment reports;
•pre-approve all auditing and all allowable non-audit services provided to Arcosa by the independent auditors;
•select and retain the independent auditors for Arcosa and approve audit fees;
•meet with management to review certain enumerated risks for its oversight as may be assigned by the Board as part of Arcosa's annual ERM process or otherwise; and
•perform such other matters as the Audit Committee or the Board deems appropriate.

Meetings in 2025: 6

Committee Members: Jeffrey A. Craig (Chair) John W. Lindsay Julie A. Piggott

Independent Each Committee Member is "independent" as defined by the SEC rules and NYSE Standards.

Financial Expert Each Committee Member is qualified as an audit committee financial expert within the meaning of SEC regulations.

24

Table of Contents	Corporate Governance

Governance and Sustainability Committee
Roles and Responsibilities:
The purpose of the G&S Committee is to:
•identify and recommend to the Board individuals qualified to be nominated for election to the Board;
•review and recommend to the Board the members and chairperson for each Board committee;
•periodically review and assess the Corporate Governance Principles and Code of Conduct and make recommendations for changes thereto to the Board;
•periodically review Arcosa's orientation program for new directors and Arcosa's practices for continuing education of existing directors;
•annually review director compensation and benefits;
•oversee the annual self-evaluation of the performance of the Board and its committees; and
•review and assess Arcosa's activities and practices regarding sustainability matters, including safety, that are significant to Arcosa.
In conjunction with the above duties, the G&S Committee will periodically:
•review the criteria for persons to be nominated for election to the Board and its committees as set forth in the Corporate Governance Principles;
•review the qualifications of the members of each committee (including the independence of directors) to ensure that each committee’s membership meets applicable criteria established by the SEC and the NYSE Standards;
•make recommendations to the Board regarding director compensation and benefits, utilizing reports from independent compensation consultants from time to time in its discretion;
•annually conduct an individual director performance review of each incumbent director;
•establish and maintain a process for shareholders to send communications to the Board;
•review, approve, and ratify all transactions with related persons that are required to be disclosed under the SEC rules; and
•meet with management to review certain enumerated risks for its oversight as may be assigned by the Board as part of Arcosa's annual ERM process or otherwise.

Meetings in 2025: 3

Committee Members: Melanie M. Trent (Chair) Steven J. Demetriou Kimberly S. Lubel Julie A. Piggott

Independent Each Committee Member is "independent" as defined by the SEC rules and NYSE Standards.

25

Corporate Governance	Table of Contents

Human Resources Committee
Roles and Responsibilities:
The purpose of the HR Committee is to:
•assist the Board with the execution of its fiduciary responsibilities related to agreements with, and the fair and competitive compensation of, the CEO, other executives, and officers;
•administer and make awards under Arcosa's incentive compensation and equity based plans;
•oversee and administer the recovery of incentive-based compensation pursuant to Arcosa's clawback policy;
•review and address management succession plans; and
•prepare a report for inclusion in the Proxy Statement, annual report on Form 10-K, or other applicable filings.
These responsibilities require the HR Committee to:
•make recommendations to the members of the Board in its responsibilities relating to the competitive compensation of the CEO;
•review and approve compensation for the CFO and the other NEOs;
•approve awards under Arcosa's incentive compensation and equity-based plans;
•review and recommend to the Board for approval the frequency with which Arcosa will conduct "Say-on-Pay" votes;
•review and discuss compensation related information, including the "pay versus performance" measures provided for under the SEC rules;
•evaluate the leadership and performance of the CEO and recommend his compensation to the Board;
•review Arcosa's compensation philosophy and specific compensation plans;
•discuss succession plans for senior management, including recommended successor candidates for the CEO; and
•meet with management to review certain enumerated risks for its oversight as may be assigned by the Board as part of Arcosa's annual ERM process or otherwise.
The HR Committee has been delegated authority by the Board to make compensation decisions with respect to the other NEOs identified in this Proxy Statement.

Meetings in 2025: 4

Committee Members: Joseph Alvarado (Chair) John W. Lindsay Kimberly S. Lubel

Independent Each Committee Member is "independent" as defined by the SEC rules and NYSE Standards, including those standards applicable specifically to members of compensation committees.

26

Table of Contents	Corporate Governance
Processes and Procedures Related to Compensation
The Role of the Compensation Consultant
For 2025, the HR Committee retained Pay Governance LLC (the "Compensation Consultant") to provide a variety of executive compensation consultant services as an independent compensation consultant. The services provided by the Compensation Consultant in 2025 included: (i) reviewing and assisting in the design of our executive compensation programs, (ii) providing insight into executive compensation practices used by other companies, (iii) benchmarking our executive compensation pay levels with relevant peer survey data, (iv) providing proxy disclosure information for comparator companies, and (v) providing input to the HR Committee on the risk assessment, structure, and overall competitiveness of our executive compensation programs.
The Compensation Consultant’s ownership structure, limited service lines, and policies and procedures are designed to ensure that the Compensation Consultant’s work for the HR Committee does not raise any conflicts of interest. The amount of fees paid in 2025 to the Compensation Consultant by Arcosa represented less than one percent (1%) of the Compensation Consultant’s total annual revenues for 2025. The internal policies of the Compensation Consultant prohibit its members, partners, consultants, and employees from engaging in conduct that could give rise to conflicts of interest and from acquiring securities in their client organizations. The employees of the Compensation Consultant providing consulting services to the HR Committee have no other business or personal relationship with any member of the HR Committee or any executive officer of Arcosa. After a review of these factors and the considerations outlined in applicable SEC rules and NYSE Standards, the HR Committee has concluded that the work of the Compensation Consultant has not raised any conflicts of interest and that the Compensation Consultant is independent from Arcosa and from management.
The Role of Management
The CEO, the CFO, and the Chief Human Resources Officer work with the HR Committee and the Compensation Consultant to develop the framework and to design the plans for all compensation components. The CEO and CFO recommend the financial performance measurements for the annual incentive awards and the long-term performance-based equity awards, subject to HR Committee approval. The CFO certifies the achievement of these financial performance measures. The HR Committee recommends the CEO's compensation to the independent directors for their approval. The CEO makes recommendations to the HR Committee on compensation for each of the other NEOs, as well as other senior leaders.
The Role of the HR Committee
Throughout the year, the CEO provides the HR Committee with his ongoing assessment of the performance of the other NEOs. These assessments provide background information for any adjustment to base salary, annual incentives, or long-term incentives. Both annual incentives and long-term incentives are established with threshold, target, and maximum payout levels.
The HR Committee realizes that benchmarking and comparing peer group proxy disclosure data require certain levels of interpretation due to the complexities associated with executive compensation plans. The HR Committee uses the benchmarking information and the peer group proxy disclosure data provided by the Compensation Consultant as general guidelines and makes adjustments to compensation levels based on what the HR Committee believes is in the best interests of our shareholders. The HR Committee uses its judgment and bases its consideration of each executive’s compensation on performance with respect to the value of the executive’s contributions to Arcosa, the executive’s tenure, and peer survey data that establishes the ranges against which compensation is benchmarked.
Compensation Committee Interlocks and Insider Participation
Messrs. Alvarado and Lindsay, and Ms. Lubel served on the HR Committee during the last completed fiscal year. None of the members of the HR Committee has ever served as an executive officer or employee of Arcosa or any of its subsidiaries. There are no compensation committee interlocks.

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Corporate Governance	Table of Contents
Board’s Role in Risk Oversight
Management reviews and discusses risks with the Board as part of the business and operating review conducted at each of the regular meetings of the Board. While the Board has primary responsibility for overseeing Arcosa’s risk management, each committee of the Board also considers risk within its area of responsibility and regularly reports back to the Board on its risk oversight activities.

Management is responsible for the day-to-day management and mitigation of risk.

Board of Directors has ultimate responsibility for risk oversight.

Audit Committee
•Assesses major financial risk exposures and steps taken by management to address the risks.
•Responsible for the review and assessment of information technology, cybersecurity, and artificial intelligence risk exposures and the steps taken to monitor and control those exposures.
•Reviews risks identified during the internal and external auditors’ risk assessment procedures and other risks as may be assigned by the Board as part of Arcosa's annual ERM process.

HR Committee
•Reviews risks arising from Arcosa's executive compensation programs and management succession planning and other risks as may be assigned by the Board as part of Arcosa's annual ERM process.

G&S Committee
•Oversees risks related to Arcosa's governance structure, certain sustainability-related matters, director compensation programs, and other risks as may be assigned by the Board as part of Arcosa's annual ERM process.

Risk Assessment of Compensation Policies and Practices
The Compensation Consultant performed a risk assessment with respect to our 2025 incentive compensation plans applicable to our executive officers. Based on this review, the Compensation Consultant concluded that our executive incentive programs do not encourage excessive risk-taking behaviors. We also conducted a detailed risk assessment of our 2025 compensation policies and practices (the "Compensation Policies") for our employees, including our executive officers, and assessed the likelihood and potential impact of the risk presented by the Compensation Policies. Participants in the risk assessment included our management, human resources group, internal audit group, and the HR Committee. Based on this review, management and the HR Committee have concluded that sufficient controls exist to mitigate the risks related to the Compensation Policies, and the Compensation Policies are unlikely to have a material adverse effect on Arcosa.
Artificial Intelligence (AI) Risk Oversight
In 2025, we established an Artificial Intelligence Governance Committee (the "AI Committee"), sanctioned by our CFO, to oversee the creation and implementation of risk control over our activities in this emerging area. The AI Committee consists of representation from key business units and support functions including Human Resources, Internal Audit, Legal, Accounting, and Information Technology. The AI Committee's primary objective is to ensure that AI initiatives align with the Company's strategic goals, uphold ethical standards, and deliver measurable value while managing associated risks.

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Table of Contents	Corporate Governance
Communications with Directors
The Board has established a process to receive communications by mail from shareholders and other interested parties. Shareholders and other interested parties may contact any member of the Board or the non-management directors as a group, any Board committee, or any chair of any such committee. All such correspondence should be sent to the Corporate Secretary of Arcosa at 500 N. Akard St., Suite 400, Dallas, Texas 75201.
All communications received as set forth in the preceding paragraph will be opened by the office of the Corporate Secretary for the sole purpose of determining whether the contents represent a message to directors. Any contents that are not in the nature of advertising, promotions of a product or service, or offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary will make sufficient copies of the contents to send to each director, group, or committee to which the envelope is addressed.
Employee, Officer, and Director Pledging and Hedging Policy
Arcosa has adopted a policy prohibiting pledging and hedging. The policy prohibits officers, directors, and employees of Arcosa and their respective related persons from (i) selling Arcosa securities short, (ii) pledging or hypothecating any Arcosa securities (e.g., using Arcosa securities for margin loans or to collateralize other indebtedness), or (iii) engaging in derivative transactions, including, without limitation, hedging, puts and calls, or other transactions involving Arcosa securities.
Insider Trading Policy
Arcosa has adopted an insider trading policy (the "Insider Trading Policy"). The policy prohibits officers, directors, employees, and certain other related persons identified in the Insider Trading Policy who are aware of material nonpublic information relating to Arcosa from (i) engaging in transactions in Arcosa securities, except as otherwise specified in the Insider Trading Policy; (ii) passing on material nonpublic information relating to Arcosa to others, including certain other related persons identified in the Insider Trading Policy; (iii) suggesting the purchase or sale of Arcosa securities; or (iv) assisting anyone engaged in such activities. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, SEC rules and regulations, and applicable NYSE Standards. A copy of the Insider Trading Policy has been filed as Exhibit 19 to Arcosa’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.

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Transactions with Related Persons
Review, Approval, and Ratification of Transactions with Related Persons
The G&S Committee has adopted a Policy and Procedures for the Review, Approval, and Ratification of Related Person Transactions. In accordance with the written policy, the G&S Committee, or the chair of such committee, as applicable, is responsible for the review, approval, and ratification of all transactions with related persons that are required to be disclosed under the rules of the SEC. Under the policy, a related person includes any of Arcosa’s directors, executive officers, certain shareholders, and any of their respective immediate family members. The policy applies to any "Related Person Transaction," which is a transaction in which Arcosa participates, a related person has a direct or indirect material interest, and the amount exceeds $120,000. Under the policy, the Chief Legal Officer (the "CLO") will review potential transactions and, in consultation with the CEO and CFO, will assess whether the proposed transaction would be a Related Person Transaction. If the CLO determines the proposed transaction would be a Related Person Transaction, the proposed transaction is submitted to the G&S Committee, or the chair of such committee, as applicable, for review and consideration. In reviewing Related Person Transactions, the G&S Committee, or the chair of such committee, as applicable, shall consider all relevant facts and circumstances available, including, but not limited to the following:
•the benefits to Arcosa of the Related Person Transaction;
•the impact of a director’s independence if the related person is a director, an immediate family member of a director, or an entity in which a director is a partner, shareholder, or executive officer;
•the availability of other sources for comparable products and services;
•the terms of the transaction; and
•the terms available to unrelated third parties or employees generally.
After reviewing such information, the G&S Committee, or its chair, as applicable, may approve the Related Person Transaction if the G&S Committee or the G&S Committee chair concludes in good faith that the Related Person Transaction is in, or is not inconsistent with, the best interests of Arcosa and its shareholders.
Under the policy, the HR Committee must approve hiring of immediate family members of executive officers or directors and any subsequent material changes in employment or compensation. In 2025, Arcosa did not enter into any Related Person Transaction of the type required to be disclosed under Item 404 of Regulation S-K under the Exchange Act.

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Proposal Two Advisory Vote to Approve Named Executive Officer Compensation

Arcosa's executive compensation program:	Arcosa seeks approval, on an advisory basis, from its shareholders of the compensation of its NEOs as described in this Proxy Statement. This non-binding advisory vote is commonly referred to as a "Say-on-Pay" vote.
Encourages high levels of performance and accountability + Aligns interests of executives and shareholders + Links compensation to business objectives and strategies
As described in the "Compensation Discussion and Analysis," Arcosa’s executive compensation program (i) encourages high levels of performance and accountability, (ii) aligns the interests of executives with those of shareholders, and (iii) links compensation to business objectives and strategies.

This proposal provides shareholders the opportunity to approve, or not approve, Arcosa’s executive compensation program through the following resolution:

"RESOLVED, that the compensation paid to Arcosa’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and the related narrative discussion, is hereby approved."
Because this is an advisory vote, it will not be binding upon the Board. However, the HR Committee will take into account the outcome of the vote when considering future executive compensation arrangements. After the 2026 Annual Meeting, the next advisory vote to approve the compensation of the NEOs will occur at the 2027 Annual Meeting of Shareholders unless the Board modifies its policy on the frequency of holding such advisory votes.

"FOR" The Board recommends that you vote FOR approval of this resolution.

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Executive Compensation Compensation Discussion and Analysis
This Compensation Discussion and Analysis ("CD&A") describes our executive compensation philosophy and pay programs in 2025.
2025 COMPENSATION PROGRAM PHILOSOPHY
Our executive compensation program reflects our pay-for-performance philosophy. The HR Committee utilizes a combination of fixed and variable pay elements in order to achieve the following objectives:

Motivate achievement of annual performance goals across the entire organization in support of our strategic priorities.	Attract, retain, and motivate employees by providing market-competitive total compensation opportunities.

Emphasize a pay-for-performance culture by creating a strong link between pay and performance by placing a majority of compensation at risk based on achievement of pre-defined short-term goals and long-term performance goals.
Align employee and investor interests by establishing market-relevant metrics that drive shareholder value creation.

2025 NAMED EXECUTIVE OFFICERS
For 2025, our NEOs and their titles were:

Name	Principal Position
Antonio Carrillo	President and CEO
Gail M. Peck	Chief Financial Officer
Kerry S. Cole	Group President
Jesse E. Collins, Jr.	Group President
Reid S. Essl	Group President
Bryan P. Stevenson	Chief Legal Officer

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Table of Contents	Executive Compensation
2025 Program Highlights
ANNUAL INCENTIVE PROGRAM
Payouts to the NEOs and other key executives under our 2025 AIP reinforced our strong pay-for-performance philosophy. In designing the 2025 AIP, the HR Committee approved performance metrics that were in furtherance of our strategic goals and in line with our initial 2025 earnings guidance. The HR Committee linked a significant portion of each of the NEO’s AIP awards to the performance of the business at the enterprise level or the group level of businesses, as applicable.
In 2025, the HR Committee approved four AIP plans for the NEOs -- the Corporate Plan and three Group President Plans, with each Group President Plan comprised of the businesses reporting to the particular Group President.

CORPORATE PLAN (Antonio Carrillo, Gail Peck, and Bryan Stevenson) Enterprise	GROUP PRESIDENT PLAN A (Reid Essl) Natural Aggregates Recycled Aggregates Specialty Materials

GROUP PRESIDENT PLAN B (Kerry Cole) Utility and Related Structures Marine Products	GROUP PRESIDENT PLAN C (Jesse Collins) Wind Towers Shoring Products

The HR Committee approved the design of the 2025 AIP plans to include a new leverage metric, in addition to the measures of Adjusted EBITDA, Adjusted EBITDA Margin, and the execution of strategic initiatives as components under the Plans. The addition of the leverage metric and the re-weighting of the performance metrics under both the Corporate Plan and the Group President Plans were made to drive particular focus on our key strategic pillar of maintaining a healthy balance sheet, in line with the Company's stated goal of deleveraging after the $1.2 billion acquisition of Stavola that closed on October 1, 2024. For the Group President Plan A, Group Adjusted EBITDA Margin will be measured using Freight Adjusted Revenues to align with our construction materials peers.

Corporate Plan (CEO, CFO, CLO)		Group President Plans (3 Group Presidents)
Performance Metric	Weighting	Performance Metric	Weighting
Enterprise Adjusted EBITDA	50%	Group Adjusted EBITDA	50%
Enterprise Adjusted EBITDA Margin	25%	Group Adjusted EBITDA Margin	25%
Leverage	15%	Leverage	15%
Execution of Strategic Initiatives	10%	Execution of Strategic Initiatives	10%

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LONG-TERM INCENTIVE PROGRAM
The performance-based restricted stock units ("PBRSUs") for our NEOs under our long-term compensation program ("LTI") are weighted as follows:

■ rTSR	■ Average Pre-Tax Return on Capital	■ Cumulative Adjusted Earnings per Share
For the payout of the performance-based portion of our LTI program, we further aligned management's interest with those of our shareholders by increasing the weighting of rTSR performance to 40%, up from 20% in the prior year.
2025 Performance Highlights
In 2025, we continued to execute on the five strategic pillars of our long-term vision.

Grow in attractive markets where we can achieve sustainable competitive advantages	Reduce the complexity and cyclicality of the overall business	Improve long-term returns on invested capital	Integrate sustainability initiatives into our long-term strategy	Maintain a healthy balance sheet through prudent deleveraging
We again set a new record for financial performance exceeding the overall target set by the Board and the HR Committee. Our $583.3 million in Enterprise Adjusted EBITDA increased 30% compared to 2024.

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Adjusted EBITDA*

+30%

+26%

+38%

+6%

* See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures.

We executed against strategic initiatives important to driving shareholder interest and value. The HR Committee considered key components of our sustainability initiatives when evaluating the execution of the strategic initiatives component in the payout of the 2025 AIP.

Strategic Initiatives

Safety Culture & Performance	Emissions	Investor Outreach

Safety TRIR improved 10% and DART improved 35% YTD compared to 2024. ALIVE (SIF mitigation) program implemented. ARC100 safety program activities continue to grow.	Focused on high impact, business-smart emissions reductions projects, including generator-to-line power conversions, air quality equipment upgrades, energy-efficient equipment replacements, and lighting and fixture upgrades.	Published our fifth annual Sustainability Report with continued disclosure of select social and environmental impacts.

Talent, Retention & Recruitment		Community Impact

Achieved 7% year-over-year improvement in turnover across our leadership roles, strengthening continuity and leadership stability.		Invested in the communities where we operate through educational support projects and funding, school supply drives, and food pantry donations.

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Shareholder Engagement and Say-on-Pay Results
The Board and the HR Committee value the benefits of maintaining a dialogue with our shareholders and understanding their views. During 2025, we engaged in a robust shareholder outreach program with 75% of our top 25 holders of our stock, where we solicited the feedback of our shareholders on topics including our performance, strategy, risk management, corporate governance, sustainability-related initiatives, and executive compensation. Our Vice President of Investor Relations, along with certain members of our senior executive team, including at times our CEO, CFO, and group presidents, met with shareholders in both in-person and virtual engagements throughout the year. We partnered with an investor relations firm to perform a sustainability materiality assessment survey providing further insight into the drivers important to our shareholders. The continued receipt of positive feedback from our shareholder engagement program signals valuable support from our shareholders to our approach to executive compensation.

99%	SHAREHOLDER VOTE in favor of Say-on-Pay at 2025 Annual Meeting of Shareholders

The HR Committee considered the results of our Say-on-Pay vote as an additional sign of our shareholders' support of our executive compensation philosophy and plans. Our NEOs' 2025 compensation will be the subject of the advisory, non-binding Say-on-Pay vote at the 2026 Annual Meeting. The HR Committee will consider the outcome of future Say-on-Pay votes and shareholder engagement as it evaluates the design of the executive compensation programs and the related specific compensation decisions.
Our Compensation Policies and Practices
We have adopted the following compensation practices, which are intended to promote strong governance and alignment with shareholder interests:

What We Do:

Pay for Performance.
We believe in a "pay for performance" philosophy in which a majority of our NEOs’ compensation, as well as a significant portion for other employees throughout the organization, is linked to achievement of specific annual and long-term strategic and financial goals and the realization of increased shareholder value. Approximately 86% of our CEO’s compensation and, on average, 68% of all other NEOs' compensation is "at risk" compensation, comprised of incentive and equity-based compensation.

Maintain Stock Ownership Guidelines.
To further align the interests of our executives and directors with those of our shareholders and to assure that our executives and directors own meaningful levels of Common Stock throughout their tenures with Arcosa, the HR Committee has adopted stock ownership guidelines for our non-employee directors, NEOs, and other senior officers as designated by the HR Committee. Ownership includes shares owned outright (including shares held in trust), TBRSUs (including vested RSUs that have been deferred), earned performance-based restricted stock shares/units, shares owned through Company retirement plans, and phantom shares (e.g., units held in the Deferred Plan for Director Fees). Ownership does not include unearned performance-based restricted stock units. The directors, NEOs, and certain other senior officers have five years from the date of adoption of the policy, or from the date such director, NEO, or senior officer becomes subject to the policy, to meet their required stock ownership levels. Each of our directors, NEOs, and participating senior officers has met these ownership guidelines. The required level of stock ownership is determined by the number of shares of Common Stock equal in value to the following multiples:

Title	Ownership Level
Chief Executive Officer	5 times base salary
Chief Financial Officer	3 times base salary
Other Senior Officers	2 times base salary
Board of Directors	5 times annual board cash retainer

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Require Double Trigger for Receipt of Severance Payments.
Our NEOs participate in the 2022 Arcosa, Inc. Change in Control Severance Plan, as amended and restated (the "2022 CIC Plan"), which contains a "double trigger" provision that requires both a change in control of Arcosa and a qualifying termination of the participating executive in order for such executive to receive severance payments and accelerated vesting of equity awards, except for those certain awards granted prior to December 6, 2018 by our Former Parent. We believe that the 2022 CIC Plan provides a mechanism for retaining our NEOs' services and eliminating the distractions inherent in change in control events. See "Other Compensation Plans" and "Potential Payments Upon Termination or Change in Control."

Maintain a Clawback Policy.
The Board has adopted a clawback policy compliant with NYSE Standards that requires the HR Committee to recover excess compensation received by our Section 16 Officers pursuant to short-term or long-term incentive compensation plans if, subsequent to any compensation being received, there has been an accounting restatement with respect to Arcosa's financial statements.

Retain an Independent Compensation Consultant.
The HR Committee directly retains an independent compensation consultant each year to provide guidance on executive compensation-related matters, to perform an annual total compensation study including compensation benchmarking information from peer group companies, and to advise on matters relating to executive and director compensation.

Prohibit Hedging and Pledging Our Shares.
Our Insider Trading Policy prohibits executive officers, employees, and directors from pledging our securities or engaging in hedging or short-term trading of our securities, including, without limitation, short sales or transactions in puts, calls, or other derivative transactions. See "Corporate Governance—Employee, Officer, and Director Pledging and Hedging Policy."

Prohibit Insider Trading.
Our Insider Trading Policy prohibits officers, directors, employees and certain other related persons identified in the Insider Trading Policy from engaging in transactions in Arcosa securities, passing on material nonpublic information relating to Arcosa to others, suggesting the purchase or sale of Arcosa securities or assisting anyone engaged in such activities. See “Corporate Governance— Insider Trading Policy.”

What We Don't Do:

X
Dividends on Unvested Restricted Stock Units.
During the vesting period, recipients do not receive dividend payments on time-based or performance-based restricted stock units issued by Arcosa. Unvested PBRSUs also do not accrue dividend equivalents. TBRSUs accrue dividend equivalents, which are paid in cash only if and when such awards vest.

X
Excise Tax Gross-Ups for Participants in the 2022 CIC Plan.
The 2022 CIC Plan provides that no excise or other tax gross-ups will be paid under the plan, and that severance benefits will be available only upon voluntary termination of employment for "good reason" by a participating officer or for termination without "cause" by Arcosa, in each case, within six months prior to and in connection with a "change in control" or within two years following a "change in control." See "Other Compensation Plans" and "Potential Payments Upon Termination or Change in Control."

X	Employment Contracts. None of the NEOs or senior officers have employment contracts.

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Compensation Approach and Benchmarking
COMPENSATION APPROACH
The HR Committee, in consultation with management and its Compensation Consultant, oversees our executive compensation philosophy and reviews and approves compensation for our NEOs and other key executives, with the exception of the CEO. The independent directors of the Board approve the CEO’s compensation following a review and recommendation by the HR Committee. The following compensation approach and philosophy comprise our total rewards program:

Base Salary	•Base salaries targeted at comparative range around the median of Peer Survey Data

+

AIP	•Plan designs focus heavily on financial performance with a portion tied to an enterprise or segment/Business Unit specific metric and achievement of strategic initiatives

+

LTI	•LTI program focuses on Company long-term performance and value creation

+

Benefits	•Benefits that attract and retain talent •Benefits considered as part of total compensation •Enterprise-wide policies maintained at market competitive level

ê

Total Rewards	•We design our total rewards package to provide the best value for our shareholders and employees, drive higher productivity, and attract/retain top talent

The HR Committee retains the Compensation Consultant, who provides guidance on executive compensation-related matters and who performs an annual total compensation study. The Compensation Consultant provides compensation benchmarking information (the "Peer Survey Data") for our NEOs and other key executives from peer group companies (the "Peer Group"). After evaluating the Peer Survey Data, our CEO discusses with the HR Committee his evaluation of each NEO and other key executives, excluding himself. The Compensation Consultant’s analyses, along with the CEO’s compensation recommendations for each NEO and other key executives, are presented to the HR Committee for consideration and approval in determining NEO and other key executive compensation. The HR Committee, following a review and in consultation with the Compensation Consultant, recommends the CEO’s compensation to the independent directors of the Board for their approval.
The HR Committee considers the targeted range and develops a total target compensation amount for each NEO and other key executives using the objectives described above and the Peer Survey Data as general guidelines. The HR Committee considers additional internal and external factors when making individual compensation decisions, including overall experience and scope of role, individual performance, internal reporting structure, internal equity, and our overall pay objectives. This approach supports our philosophy of driving performance and accountability.

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BENCHMARKING AND PEER SURVEY DATA FOR 2025 COMPENSATION
We engaged the Compensation Consultant to assist in designing our executive compensation program, including review of our compensation benchmarking Peer Group. In September 2024, the HR Committee, with the advice of the Compensation Consultant, reviewed and approved our Peer Group for use in benchmarking 2025 compensation. The Compensation Consultant used regression analysis to provide size-adjusted market data for a company of our revenue size to the HR Committee. The Peer Group was developed based on the following attributes:

Industry	Companies that operate in a similar industry
6
Business Profile	Similar revenue size
6
Executive Positions	Similar positions in breadth, complexity, and scope of responsibility
6
Talent	Competition for executive talent
Based on these attributes, the HR Committee approved the following companies as our Peer Group for use in benchmarking 2025 compensation:

Carpenter Technology Corporation	Flowserve Corporation	Knife River Corporation

Chart Industries, Inc.	Gibraltar Industries, Inc.	Martin Marietta Materials, Inc.

Commercial Metals Company	Graco Inc.	Nordson Corporation

Construction Partners, Inc.	Arcosa Peer Companies	Sterling Infrastructure, Inc.

Dycom Industries, Inc.		Summit Materials, Inc.*

Eagle Materials Inc.	Granite Construction Incorporated	Valmont Industries, Inc.

Enpro Inc.	ITT Inc.	Vulcan Materials Company

ESAB Corporation	Kirby Corporation	Watts Water Technologies, Inc.

*Summit Materials, Inc. was acquired by Quikrete Holdings, Inc. on February 10, 2025.
The Peer Survey Data includes data from each company named in the Peer Group for base salary, target annual and long-term incentive compensation, and total target compensation obtained from the Radford Global Compensation Survey, as well as public filings. In December 2024, the HR Committee reviewed benchmarking analyses for each NEO and other key executives based on the Peer Survey Data in developing 2025 total compensation consisting of base salaries, annual incentive compensation, and long-term incentive compensation. As a point of reference, when available for the NEOs, the Compensation Consultant also provided the HR Committee with the most recently available proxy disclosure data for the 2025 Peer Group.

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Executive Compensation	Table of Contents
Components of Compensation and Target Compensation Mix
In 2025, the three primary components of an executive's total target direct compensation were base salary, annual incentive compensation, and long-term incentive compensation.
Consistent with our pay-for-performance philosophy, a significant portion of an executive’s total compensation opportunity (including that of each of the NEOs) is weighted toward performance-based pay and components we believe align with the interests of our shareholders. Our AIP and the PBRSUs component of the LTI award are considered performance-based pay because the payout of these awards is dependent on the achievement of specified performance goals. While not dependent on the achievement of specified performance goals, the remaining portion of the LTI award, the TBRSUs, which are retentive in nature, also align with our performance as the final value realized is based on our share price.
For our CEO and our other NEOs, on average, the charts below show the percentage of 2025 target total direct compensation allocated to each compensation element as well as the amount of target compensation that is at risk. We consider compensation to be at risk if it is subject to achievement of performance goals and/or the value received is dependent on our stock price.

Equity Compensation				Cash Compensation
At Risk						Fixed
Long-Term Incentive Compensation				Annual Incentive Compensation		Base Salary
PURPOSE
Long-term at risk pay designed to balance short-term at risk pay, enhance alignment between executives and shareholders, support our strategic priorities and long-term shareholder value creation.				Short-term at risk pay designed to motivate achievement of annual performance goals across the entire organization and within business units in support of our strategic priorities.		Attract, retain, and motivate key executives by providing market-competitive fixed compensation.
% OF TARGET COMPENSATION MIX (rounded)*
PBRSUs		TBRSUs
CEO	Other NEOs	CEO	Other NEOs	CEO	Other NEOs	CEO	Other NEOs
DESIGN
60% of LTI award linked to achievement of Pre-Tax Return on Capital, Adjusted Cumulative Earnings per Share, and rTSR. Payouts in Arcosa Common Stock are made at end of a three-year performance period and can range from 0%-200% of target. No payouts if performance is below threshold.
40% of LTI award that vests three years ratable, 1/3 each, March 2026, 2027, and 2028.
Market competitive targets and goals established for executives:
•Specific financial metrics for Corporate and Group President Plans
•Accountability for Execution of Strategic Initiatives
No payouts if performance falls below financial thresholds and there has been a failure to execute strategic initiatives.
Reviewed at least annually to consider changes in responsibility, experience, individual performance, and market competitiveness.

* Reflects an approximation of the 2025 annual target total compensation mix.

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2025 Annual Target Total Compensation Opportunities
The following table depicts 2025 target total compensation opportunities for the NEOs based on their target compensation in effect on December 31, 2025:

Named Executive Officer	Annual Base Salary Rate ($)	Annual Incentive Plan Target Award ($)	Long-Term Incentive Plan Target Award ($)	Total ($)

Antonio Carrillo	1,000,000	1,250,000	4,800,000	7,050,000
Gail M. Peck	600,000	450,000	990,000	2,040,000
Kerry S. Cole	521,900	365,330	678,470	1,565,700
Jesse E. Collins, Jr.	477,500	334,250	620,750	1,432,500
Reid S. Essl	590,000	442,500	885,000	1,917,500
Bryan P. Stevenson	503,000	352,100	653,900	1,509,000
2025 Annual Compensation Determination
Individual base salaries and incentive targets for the NEOs and other key executives are established based on the breadth, complexity, and scope of their responsibilities. Consideration is also given to the NEOs' individual prior performance, experience, internal equity considerations, and market pay data.
In December 2024, the HR Committee, working with management and the Compensation Consultant, reviewed market compensation data, including the Peer Survey Data, to determine 2025 compensation for each of the NEOs and other key executives. The HR Committee reviewed and adjusted the NEOs’ 2025 base salaries and AIP and LTI award levels after consideration of the median of the Peer Group for their respective positions, performance, previous salary changes, experience, and other factors. The components of total target compensation for 2025 set forth below reflect our pay-for-performance philosophy.
BASE SALARY
The HR Committee establishes base salaries to attract, motivate, and retain key executives by providing a consistent level of pay that appropriately compensates each executive for the breadth, complexity, and scope of responsibility inherent in his or her position.
The following chart reflects the adjustments made to each NEO’s base salary for 2025:

Named Executive Officer	2024 Annual Base Salary Rate ($)	% Change	2025 Annual Base Salary Rate ($)

Antonio Carrillo	1,000,000	0%	1,000,000
Gail M. Peck	546,000	10%	600,000
Kerry S. Cole	501,800	4%	521,900
Jesse E. Collins, Jr.	450,500	6%	477,500
Reid S. Essl	535,600	10%	590,000
Bryan P. Stevenson	483,600	4%	503,000

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ANNUAL INCENTIVE COMPENSATION
The HR Committee approves performance metrics, performance goals, and other elements of annual incentive compensation with the objective of placing management’s focus on appropriate operational and financial objectives consistent with our annual operating plan. The HR Committee believes that there should be clear accountability for the performance of one’s business group. As a result, under our AIP, the group president NEOs are compensated primarily upon the results of their respective group of businesses, whereas the corporate NEOs are compensated primarily upon the results of the enterprise.
Under our AIP, the HR Committee may choose to, among other things, (i) modify or discontinue annual incentive compensation at any time and (ii) increase or decrease an NEO’s annual incentive compensation on a discretionary basis. The HR Committee may remove any unusual or infrequently occurring or non-recurring items of income or expense from the calculation of financial goal attainment and incentive compensation and will recoup excess compensation erroneously awarded consistent with our clawback policy if Arcosa restates its financial statements.
The HR Committee approved the following financial metrics and performance targets for the AIP for each of the NEOs to incentivize performance:

Corporate Plan (CEO, CFO, CLO)		Group President Plans (3 Group Presidents)
Performance Metric	Weighting	Performance Metric	Weighting
Enterprise Adjusted EBITDA	50%	Group Adjusted EBITDA	50%
Enterprise Adjusted EBITDA Margin	25%	Group Adjusted EBITDA Margin	25%
Leverage	15%	Leverage	15%
Execution of Strategic Initiatives	10%	Execution of Strategic Initiatives	10%
2025 payouts for each of the performance metrics are calculated from the actual performance of Arcosa, at the enterprise level, with the exception of the measurement of the Group Adjusted EBITDA and Adjusted EBITDA Margin, which is measured at the group level. To evaluate management's performance against the established goals making up the Execution of Strategic Initiatives metric, the HR Committee considered the following non-exhaustive list of parameters:

Strategic Initiatives
•Progress on ARC100 safety culture, including ALIVE (SIF mitigation rollout)
•Continued focus on social responsibility in the areas we operate
•Continuing to advance high environmental compliance standards
•Progress on talent development activities that drive collaboration and retention
•Continued engagement of our shareholder community
•Driving healthy business ethics and compliance behaviors enterprise-wide

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The HR Committee approved the following 2025 target AIP opportunities, as compared to the target opportunities under the AIP for 2024, for each NEO based on such officer’s position and experience:

	2024		2025

Named Executive Officer	Target Annual Incentive Opportunity ($)	% of Annual Base Salary Rate	Target Annual Incentive Opportunity ($)	% of Annual Base Salary Rate

Antonio Carrillo	1,100,000	110%	1,250,000	125%
Gail M. Peck	382,200	70%	450,000	75%
Kerry S. Cole	351,260	70%	365,330	70%
Jesse E. Collins, Jr.	315,350	70%	334,250	70%
Reid S. Essl	374,920	70%	442,500	75%
Bryan P. Stevenson	338,520	70%	352,100	70%
The following table reflects the financial metrics evaluated at an enterprise level approved by the HR Committee for Messrs. Carrillo and Stevenson and Ms. Peck as well as the actual results for 2025.

Corporate AIP	Metric Weight	Threshold (20%)	Target (100%)	Maximum (200%)	2025 Actual	2025 Payout %	Weighted Payout

Enterprise Adjusted EBITDA ($M)	50%	$479.2	$563.7	$620.1	$583.3	135%	67%
Enterprise Adjusted EBITDA Margin	25%	18.1%	19.3%	20.6%	20.2%	172%	43%
Leverage	15%	3.00x	2.75x	2.50x	2.27x	200%	30%
Execution of Strategic Initiatives(1)	10%	20%	100%	200%	150%	150%	15%
Total							155%
(1) Execution of Strategic Initiatives is evaluated at the discretion of the HR Committee.
The following table reflects the financial metrics evaluated on the performance of the Natural Aggregates, Recycled Aggregates, and Specialty Materials businesses approved by the HR Committee for Mr. Essl as well as the actual results for 2025.

Group President Plan A (Reid Essl)	Metric Weight	Threshold (20%)	Target (100%)	Maximum (200%)	2025 Actual	2025 Payout %	Weighted Payout

Group Adjusted EBITDA ($M)	50%	$290.2	$341.4	$375.5	$323.1	71%	36%
Freight Adjusted EBITDA Margin(1)	25%	29.0%	30.1%	30.8%	29.8%	80%	20%
Leverage	15%	3.00x	2.75x	2.50x	2.27x	200%	30%
Execution of Strategic Initiatives(2)	10%	20%	100%	200%	150%	150%	15%
Total							101%
(1) We measure Freight Adjusted EBITDA Margin using Freight Adjusted Revenues.
(2) Execution of Strategic Initiatives is evaluated at the discretion of the HR Committee.

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Executive Compensation	Table of Contents
The following table reflects the financial metrics evaluated on the performance of the Utility and related structures, and Marine Products businesses approved by the HR Committee for Mr. Cole as well as the actual results for 2025.

Group President Plan B (Kerry Cole)	Metric Weight	Threshold (20%)	Target (100%)	Maximum (200%)	2025 Actual	2025 Payout %	Weighted Payout

Group Adjusted EBITDA ($M)	50%	$154.1	$181.3	$199.4	$208.4	200%	100%
Group Adjusted EBITDA Margin	25%	14.1%	15.5%	16.6%	17.1%	200%	50%
Leverage	15%	3.00x	2.75x	2.50x	2.27x	200%	30%
Execution of Strategic Initiatives(1)	10%	20%	100%	200%	150%	150%	15%
Total							195%
(1) Execution of Strategic Initiatives is evaluated at the discretion of the HR Committee.
The following table reflects the financial metrics evaluated on the performance of the Wind Towers and Shoring Products businesses approved by the HR Committee for Mr. Collins as well as the actual results for 2025.

Group President Plan C (Jesse Collins)	Metric Weight	Threshold (20%)	Target (100%)	Maximum (200%)	2025 Actual	2025 Payout	Weighted Payout

Group Adjusted EBITDA ($M)	50%	$90.8	$106.8	$117.5	$117.2	197%	99%
Group Adjusted EBITDA Margin	25%	19.5%	20.9%	23.5%	24.1%	200%	50%
Leverage	15%	3.00x	2.75x	2.50x	2.27x	200%	30%
Execution of Strategic Initiatives(1)	10%	20%	100%	200%	150%	150%	15%
Total							194%
(1) Execution of Strategic Initiatives is evaluated at the discretion of the HR Committee.
On February 23, 2026, the HR Committee, following consultation with the Compensation Consultant, approved an additional cash award of $88,500 for Mr. Essl to recognize his leadership in the successful integration of Stavola, strong performance from Stavola in 2025, and meaningful contributions toward achieving the Company's deleveraging goal ahead of schedule. The HR Committee determined that recognizing Mr. Essl for these accomplishments was in the best interest of the Company.
For the Adjusted EBITDA, Adjusted EBITDA Margin, and Leverage components, performance at the target level resulted in 100% payout of the target award at the respective metric weighted percentage, performance below the minimum threshold level resulted in no payout, and performance above the maximum level was capped at a maximum total payout of 200% of the target award at the respective metric weighted percentage. The amount of incentive compensation earned with respect to these components was linearly interpolated for performance falling between the specified performance levels. With respect to the Execution of Strategic Initiatives component (with parameters discussed above), performance was evaluated holistically against these parameters at the enterprise level at the discretion of the HR Committee. When combining each of the components of the AIP, actual payouts for 2025 could range from 0%-200% of the target.
In February 2026, the HR Committee evaluated the Company's performance and certified 2025 actual results in accordance with the predefined performance metrics and targets and the holistic evaluation of parameters for the Execution of Strategic Initiatives component under the AIP. Please see the "2025 Performance Highlights" section above for highlights of management's performance against these parameters considered in the payout of the 2025 AIP.

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Based on our actual performance and the review of the Execution of Strategic Initiatives, the HR Committee approved the following 2025 award payouts for the NEOs:

Named Executive Officer	2025 Annual Incentive Compensation Total Payout

	%	($)

Antonio Carrillo	155%	1,937,500
Gail M. Peck	155%	697,500
Kerry S. Cole	195%	712,394
Jesse E. Collins, Jr.	194%	648,445
Reid S. Essl	101%	446,925
Bryan P. Stevenson	155%	545,755
2025 LONG-TERM INCENTIVE COMPENSATION
LTI compensation opportunities are a key part of the total target compensation for our NEOs. The LTI program objectives are to:

Support a strong performance-based culture.	Align executives’ interests with those of shareholders.

Attract and retain key leaders and other participants through the use of equity programs.	Maintain a well-defined line of sight between performance and award.

The NEOs' 2025 LTI awards consist of 60% PBRSUs for the performance period January 1, 2025 through December 31, 2027 and 40% TBRSUs. The 2025 LTI award opportunity details are as follows:
Performance-Based Restricted Stock Units. 60% of each NEO’s target 2025 LTI award opportunity is made in the form of PBRSUs, which will not vest unless the performance metric is met. The awarding of PBRSUs is designed to (i) increase the visibility of the long-term incentive performance goals for the program’s participants, (ii) align their efforts toward achieving these goals, and (iii) reinforce pay-for-performance philosophy through settlement of awards following the end of the relevant performance period. These units are non-voting and do not receive dividends or dividend equivalents during the performance period. The HR Committee approves performance targets and payout ranges at the beginning of the three-year performance period. Our actual performance during the performance period determines the number of PBRSUs that will be ultimately earned following the end of the performance period. After the HR Committee certifies the actual results of the performance period, the earned PBRSUs are settled in shares of Common Stock upon the established vesting date.
The HR Committee approved the following company-wide performance metrics and weighting for the PBRSUs to incentivize long-term growth of shareholder value:

Weighting of Total Performance-Based Equity Award
Average Pre-Tax Return on Capital	30%
Cumulative Adjusted Earnings per Share	30%
Relative Total Shareholder Return	40%

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The awards will settle in March 2028 following determination of results of the 2025-2027 performance period. Each NEO may receive from 0% to 200% of the target PBRSUs based on actual performance against the target levels set by the HR Committee. The NEOs will earn 0% of the target value if the threshold performance level is not achieved. For performance falling between the specified levels, the amount of PBRSUs earned will be interpolated accordingly between the specified performance levels.
On February 24, 2025, the HR Committee, following consultation with the Compensation Consultant, approved recognition grants to Ms. Peck, Mr. Essl, and Mr. Stevenson to recognize the successful close of the Stavola acquisition. The recognition grants for Ms. Peck and Mr. Essl, each comprised of 4,342 PBRSUs with a grant date value of $400,000, will vest in March 2028 following determination of the results of the 2025-2027 performance period. Mr. Stevenson's award was comprised of 3,257 PBRSUs with a grant date value of $300,000 and will also vest in March 2028 following determination of the results of the 2025-2027 performance period. The HR Committee determined that recognizing Ms. Peck, Mr. Essl, and Mr. Stevenson, who are valuable members of the senior executive team and served a critical role in closing the Stavola acquisition, was in the Company's best interest. The HR Committee, working with the Compensation Consultant, designed the payout of the recognition grants to motivate Ms. Peck, Mr. Essl, and Mr. Stevenson to continue their considerable efforts in their respective roles.
Time-Based Restricted Stock Units. 40% of the target 2025 LTI award opportunity was made in the form of TBRSUs to promote long-term executive retention and alignment with shareholders. On March 15, 2026, 33 1/3% of the TBRSUs vested. The remaining TBRSUs vest 33 1/3% on each of March 15, 2027 and March 15, 2028, if the NEO remains continuously employed by Arcosa through such date. All TBRSUs are non-voting and provide for dividend equivalent units payable in cash, which will vest on the same schedule as the corresponding TBRSUs.
The 2025 target LTI award opportunity for each NEO was set as a specified target dollar value as set forth below. The number of TBRSUs and PBRSUs awarded to the NEOs in February 2025 was calculated by dividing the target value for each NEO by our closing stock price on the grant dates of February 24, 2025 ($92.15 per share) and February 25, 2025 ($92.92 per share).

Named Executive Officer	Target Value of Time-Based Restricted Stock Units ($)	Target Value of Performance-Based Restricted Stock Units ($)	Total Target Value of LTI Award ($)

Antonio Carrillo	1,920,000	2,880,000	4,800,000
Gail M. Peck	396,000	594,000	990,000
Kerry S. Cole	271,388	407,082	678,470
Jesse E. Collins, Jr.	248,300	372,450	620,750
Reid S. Essl	354,000	531,000	885,000
Bryan P. Stevenson	261,560	392,340	653,900

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2023-2025 PERFORMANCE-BASED RESTRICTED STOCK UNITS
In March 2023, each of the NEOs received an annual LTI award opportunity, which included a grant of 2023-2025 PBRSUs. The payout of these units is based on Arcosa’s Average Pre-Tax Return on Capital, Cumulative Adjusted Earnings Per Share ("Adjusted EPS"), and rTSR for the 2023-2025 performance period.

* See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures.
In February 2026, the HR Committee approved the 2023-2025 performance period based on the Company's performance reflecting a reduction in the target levels for the Adjusted EPS metric resulting from the divestiture of the Steel Components business in 2024. Additionally, the HR Committee excluded from the calculation of the Average Pre-Tax Return on Capital and the Adjusted EPS metrics the impact of any advanced manufacturing production tax credits ("AMP Tax Credits") related to the wind tower manufacturing as well as the impact of certain proceeds from financing temporarily on the Company's balance sheet immediately prior to closing the Stavola transaction. The 2023-2025 PBRSUs vested and settled in shares of Common Stock on March 15, 2026, resulting in a payout of 184.0% of target as illustrated in the following table:

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	Arcosa 2023-2025 Performance-Based Restricted Stock Units

Named Executive Officer	Target Units		Payout Percentage		Final Unit Payout

Antonio Carrillo	39,208	×	184.0%	=	72,142
Gail M. Peck	8,193	×	184.0%	=	15,075
Kerry S. Cole	6,120	×	184.0%	=	11,260
Jesse E. Collins, Jr.	5,389	×	184.0%	=	9,915
Reid S. Essl	7,033	×	184.0%	=	12,940
Bryan P. Stevenson	4,989	×	184.0%	=	9,179
Other Compensation Plans
POST-EMPLOYMENT BENEFITS
Our retirement and savings compensation plans are designed to assist executives in the transition from active employment. The HR Committee believes these plans assist in recruiting and retaining senior executives and facilitate employment transition. Our retirement and savings compensation plans, as amended, consist of the following:
•Arcosa, Inc. 401(k) Plan (the "401(k) Plan") - a voluntary, tax qualified, defined contribution plan that covers most of Arcosa’s employees, including the NEOs and includes a dollar-for-dollar Company-matching contribution of up to six percent of the participant’s eligible pay for each payroll period, consistent with market terms.
•Arcosa, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan") - a plan for highly compensated employees, including the NEOs allowing them to defer a portion of their base pay and annual incentive in accordance with the Deferred Compensation Plan.
CHANGE IN CONTROL SEVERANCE PLAN
Arcosa’s Board continues to believe it is appropriate to reinforce and encourage the attention and dedication of members of Arcosa’s senior management to the interests of shareholders without distraction in potential circumstances arising from the possibility of a change in control of Arcosa.
On March 3, 2022, our Board approved the 2022 CIC Plan, which was amended and restated on February 24, 2026. Each of the NEOs entered into a participation agreement under the 2022 CIC Plan upon which such officer became subject to the 2022 CIC Plan and any prior individual change in control agreements were terminated. The 2022 CIC Plan has a three-year term that automatically renews with one-year extensions unless notice of termination is otherwise provided.
The 2022 CIC Plan contains a "double trigger" provision that requires both a change in control of Arcosa and a qualifying termination of the NEO’s employment before compensation will be paid under the 2022 CIC Plan or for acceleration of equity awards that are granted after December 6, 2018. Pursuant to the 2022 CIC Plan, if an NEO’s employment is terminated by Arcosa without "Cause" or by the participant for "Good Reason," in each case, within six months prior to and in connection with a "Change in Control" or within two years following a "Change in Control" (each, as defined in the 2022 CIC Plan), then:
•the NEO will receive a lump-sum cash severance payment equal to (i)(x) the sum of the NEO’s annual base salary and target annual incentive bonus, or, if higher and the Change in Control or date of termination occurs more than six months into a fiscal year, the annual incentive bonus payable on actual performance multiplied by (y) three for the Chief Executive Officer, two for the Chief Financial Officer, the Chief Legal Officer, and group presidents, and one and a half or one for all other participants; plus (ii) a prorated annual incentive bonus for the year in which the termination occurs based on (x) target performance if less than 50% of the performance period has elapsed, and (y) if 50% or more of the performance period has elapsed, the greater of (1) target or (2) actual performance;
•all then-outstanding and unvested equity awards that were granted on or after December 6, 2018 will become 100% vested;

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•all benefits under any then-outstanding deferred compensation arrangements will become 100% vested; and
•for 24 months following the NEO’s termination, (i) the NEO will continue to receive medical, dental, vision, health, and life insurance benefits no less favorable than were provided prior to termination, provided that such coverage will cease if the NEO obtains comparable coverage under a subsequent employer’s benefit plan; and (ii) the NEO will receive executive level outplacement services, up to a maximum of $15,000.
The NEOs are required to execute a release in favor of Arcosa in exchange for receiving 2022 CIC Plan benefits. Each NEO is subject to non-competition, non-solicitation, and non-recruitment covenants for 12 months following termination of employment, as well as confidentiality obligations and non-disparagement covenants that survive indefinitely.
The 2022 CIC Plan does not include excise tax gross ups. In the event payments under the 2022 CIC Plan would trigger the "golden parachute" excise tax under Sections 280G and 4999 of the Code, such payments will be reduced if such reduction would result in a greater after-tax benefit to the NEO.
Arcosa considers the compensation payable under the 2022 CIC Plan upon specified events of termination following a Change in Control to be appropriate in light of the unique mix of the industries in which we are engaged, the limited number of companies in many of those industries, and the uncertain length of time necessary to find new employment. The level of payments and benefits provided under the 2022 CIC Plan are considered appropriate. These benefits are recognized as part of the total compensation package and are reviewed periodically but may not be specifically considered by the HR Committee when making changes in base salary, annual incentive compensation, or long-term incentive compensation.
The Change in Control severance benefits are discussed in the Compensation of Executives section under "Potential Payments Upon Termination or Change in Control." Arcosa does not have severance agreements with NEOs other than in connection with the 2022 CIC Plan.
HEALTH AND WELFARE BENEFITS
The Arcosa-supported medical plan, life insurance, long-term disability plan, employee-paid dental, vision, critical illness insurance, and supplemental life insurance are substantially similar for the NEOs as for all full-time employees. Arcosa does not provide health benefits to retirees.
Tax and Accounting Implications of Executive Compensation
Section 162(m) of the Code limits the federal income tax deduction for public corporations to $1.0 million per year for compensation paid in any fiscal year to the NEOs. The HR Committee will establish executive compensation arrangements that it believes are in the best interests of Arcosa and our shareholders, even if those arrangements are not fully deductible under Section 162(m).
Arcosa recognizes the compensation expense for all equity awards made to employees and directors, including stock options, stock appreciation rights and other awards, in our financial statements based on the principles of ASC Topic 718.
DEFINITION OF NON-GAAP AND OTHER PERFORMANCE MEASURES USED IN THE CD&A
The following sets forth the definitions of the non-GAAP and other performance measures that were approved by the HR Committee in establishing performance levels under our incentive plans. In determining final awards, the HR Committee retains the discretion to make adjustments for incentive plan purposes to eliminate the impact (positive or negative) of items that the HR Committee deems are appropriate:
•Adjusted Earnings Per Share: reported diluted earnings (loss) per share from continuing operations before extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gain or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction and separation expenses, and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, any changes to federal, state, or local tax laws that impact the Company's tax liability, the impact of changes in accounting rules, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate.

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•Adjusted EBITDA Margin: Adjusted EBITDA divided by Revenues.
•Average Pre-Tax Return on Capital: the average Pre-Tax Return on Capital for the three years of the performance period.
•Cumulative Adjusted Earnings Per Share: the sum of the Adjusted Earnings Per Share for each year in the three-year performance period.
•Enterprise Adjusted EBITDA: enterprise operating income (loss) from continuing operations before interest, income taxes, depreciation, depletion, and amortization, extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction expenses and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, the impact of changes in accounting rules, any changes to federal, state, or local tax laws that impact the Company's tax liability, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate.
•Execution of Strategic Initiatives: measured holistically by progress in identified strategic initiatives.
•Freight-Adjusted Revenues: aggregates revenues less freight and delivery, which are pass-through activities, and other revenues, which are largely service related.
•Freight-Adjusted EBITDA Margin: Adjusted EBITDA divided by Freight-Adjusted Revenues.
•Group Adjusted EBITDA: group operating income (loss) from continuing operations before interest, income taxes, depreciation, depletion, and amortization, extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction expenses and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, the impact of changes in accounting rules, any changes to federal, state, or local tax laws that impact the Company's tax liability, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate.
•Group Adjusted EBITDA Margin: Group Adjusted EBITDA divided by Group Revenues.
•Leverage: Net Debt divided by Adjusted EBITDA.
•Net Debt: Total debt less cash and cash equivalents as reported on the Company's balance sheet, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate.
•Pre-Tax Return on Capital: Enterprise Adjusted EBITDA (as defined above) Divided by ((Current Assets – Current Liabilities + Current Portion of Long-Term Debt) + Net Plant, Property and Equipment). Balance Sheet items will be calculated using an average of 5 points (Beginning of Q1, End of Q1, End of Q2, End of Q3, and End of Q4).
•Total Shareholder Return: the annualized percent change in value from the beginning of the performance period to the end and including the reinvestment of dividends. A calendar-month average stock price measured at the beginning and the end of the performance period will be used.
Human Resources Committee Report
We have reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Human Resources Committee:
Joseph Alvarado, Chair
John W. Lindsay
Kimberly S. Lubel

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Compensation of Executives
SUMMARY COMPENSATION TABLE
The following table and accompanying narrative disclosure should be read in conjunction with "Compensation Discussion and Analysis" above, which sets forth the objectives of Arcosa’s executive compensation programs.
The "Summary Compensation Table" below summarizes the total compensation paid to or earned by each of the NEOs for the fiscal years ended December 31, 2025, 2024, and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

Antonio Carrillo President and Chief Executive Officer	2025	1,000,000	—	5,127,741	1,937,500	—	26,975	8,092,216
	2024	1,000,000	—	4,514,806	1,760,000	—	21,673	7,296,479
	2023	980,500	—	4,189,222	1,283,475	153	20,770	6,474,120
Gail M. Peck Chief Financial Officer	2025	600,000	—	1,507,663	697,500	—	21,000	2,826,163
	2024	546,000	—	917,450	611,520	—	20,700	2,095,670
	2023	525,000	—	2,375,430	437,325	—	19,800	3,357,555
Kerry S. Cole Group President	2025	521,900	—	726,775	712,394	—	21,000	1,982,069
	2024	501,800	—	685,096	442,588	—	20,700	1,650,184
	2023	482,500	—	653,894	303,975	—	19,800	1,460,169
Jesse E. Collins, Jr. Group President	2025	477,500	—	664,889	648,445	—	21,000	1,811,834
	2024	450,500	—	614,975	589,705	—	20,668	1,675,848
	2023	425,000	—	575,815	467,075	—	19,800	1,487,690
Reid S. Essl Group President	2025	590,000	88,500	1,395,158	446,925	—	21,000	2,541,583
	2024	535,600	—	787,395	611,120	—	20,700	1,954,815
	2023	515,000	—	2,251,449	465,045	—	19,800	3,251,294
Bryan P. Stevenson Chief Legal Officer	2025	503,000	—	1,036,004	545,755	—	21,000	2,105,759
	2024	483,600	—	609,412	541,632	—	19,838	1,654,482
	2023	465,000	—	533,057	387,345	—	19,800	1,405,202
(1) Amount reported for Mr. Essl represents a recognition award. See "Compensation Discussion and Analysis."
(2) Amounts reflect the grant date fair value of awards of TBRSUs and PBRSUs granted in the fiscal year computed in accordance with ASC Topic 718. The policy and assumptions made in the valuation of share-based payments are contained in Note 12 of Item 8 of the 2025 Annual Report. Amounts for PBRSUs are included at target value. The potential maximum values (200% of target) for the 2025-2027 PBRSUs are for Messrs. Carrillo, $6,415,470; Cole, $910,602; Collins, $833,090; Essl, $2,082,236; and Stevenson, $1,548,780; and Ms. Peck, $2,223,204. Ms. Peck's and Messrs. Essl and Stevenson's stock awards include a recognition award. See "Compensation Discussion and Analysis." The increase in the 2025 grant date fair value of awards compared to the total target value of awards is due to the grant date fair value of PBRSUs that are linked to the achievement of rTSR.
(3) Non-equity incentive plan compensation represents cash awards earned under the AIP based on specified performance goal achievements.
(4) Arcosa does not have a pension plan for its NEOs. For Mr. Carrillo, amounts represent the above market earnings from the interest rate equivalent on director fees previously earned as a non-employee director of our Former Parent and deferred under our Former Parent's deferred plan for director fees. See "Director Compensation."
(5) Arcosa’s 401(k) Plan includes a dollar-for-dollar Company-matching contribution of up to six percent of the NEOs' eligible pay for each payroll period, with the total amount of such matching contribution capped at $21,000. For Mr. Carrillo, amounts in 2025 also include dividend equivalents on phantom stock units accrued in respect of deferred director fees previously earned as a director of our Former Parent prior to his April 2018 appointment as an officer of our Former Parent and CEO of Arcosa, and a matching contribution by Arcosa in his name pursuant to Arcosa’s matching gifts program. The maximum annual contribution that may be matched under the program is $5,000 per year, per director.

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GRANTS OF PLAN-BASED AWARDS
The following table summarizes the 2025 equity and non-equity plan-based awards granted to the NEOs.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards Number of Shares of Stock or Awards (#)(4)	Grant Date Fair Value of Stock Awards ($)(5)
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Antonio Carrillo
AIP		250,000	1,250,000	2,500,000
Performance-Based RSUs	2/25/2025				—	30,995	61,990		3,207,735
Time-Based RSUs	2/25/2025							20,663	1,920,006
Gail M. Peck
AIP		90,000	450,000	900,000
Performance-Based RSUs	2/24/2025				—	6,447	12,894		664,240
Performance-Based RSUs(6)	2/24/2025				—	4,342	8,684		447,362
Time-Based RSUs	2/24/2025							4,298	396,061
Kerry S. Cole
AIP		73,066	365,330	730,660
Performance-Based RSUs	2/24/2025				—	4,419	8,838		455,301
Time-Based RSUs	2/24/2025							2,946	271,474
Jesse E. Collins, Jr.
AIP		66,850	334,250	668,500
Performance-Based RSUs	2/24/2025				—	4,043	8,086		416,545
Time-Based RSUs	2/24/2025							2,695	248,344
Reid S. Essl
AIP		88,500	442,500	885,000
Performance-Based RSUs	2/24/2025				—	5,763	11,526		593,756
Performance-Based RSUs(6)	2/24/2025				—	4,342	8,684		447,362
Time-Based RSUs	2/24/2025							3,842	354,040
Bryan P. Stevenson
AIP		70,420	352,100	704,200
Performance-Based RSUs	2/24/2025				—	4,259	8,518		438,816
Performance-Based RSUs(6)	2/24/2025				—	3,257	6,514		335,574
Time-Based RSUs	2/24/2025							2,839	261,614
(1) The grant date of all stock awards is the date of the HR Committee meeting or Board meeting at which such award was approved.
(2) Represents the potential amounts payable under the 2025 AIP for attainment of specified performance goals. Actual amounts earned were paid in March 2026 and are disclosed in the 2025 Summary Compensation Table. Threshold, target, and maximum amounts each assume that the performance level was met for all applicable financial metrics. Performance below the minimum threshold results in no payout, and performance above the maximum level is capped at a maximum total payout of 200% of the target award. For performance falling between the specified levels, the amount earned will be interpolated accordingly. The performance metrics and targets used to determine the amounts of the awards paid are described above under "Compensation Discussion and Analysis."

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(3) Represents the potential number of PBRSUs of Arcosa that could be earned based on financial performance and TSR for 2025 through 2027. Actual amounts of PBRSUs will vest and settle in shares of Common Stock on March 15, 2028, based on attainment of performance goals. Awards will pay out between 0% to 200% of the target PBRSU based on actual performance against the performance levels set by the HR Committee. For performance falling between the specified levels, the amount of PBRSUs earned will be interpolated accordingly. The performance metrics and targets used to determine the amounts of the awards paid are described above under "Compensation Discussion and Analysis."
(4) Represents TBRSUs of Arcosa, of which 33 1/3% vested on March 15, 2026, and the remaining TBRSUs vesting 33 1/3% on each of March 15, 2027 and March 15, 2028, if the NEO remains an employee on such date. TBRSUs accrue dividend equivalent units payable in cash, which vest on the same vesting schedule as the underlying award.
(5) The grant date fair value of the stock awards is calculated in accordance with ASC Topic 718.
(6) Ms. Peck's and Messrs. Essl and Mr. Stevenson's additional Performance-Based RSUs represent a one-time recognition award. See "Compensation Discussion and Analysis."
OPTION GRANT PRACTICES
We have not historically granted stock options to our employees. We therefore (i) do not grant, and have not granted, stock options in anticipation of the release of material nonpublic information, (ii) we do not time, and have not timed, the release of material nonpublic information based on stock option grant dates or for the purpose of affecting the value of executive compensation and (iii) we do not take, and have not taken, material nonpublic information into account when determining the timing and terms of stock options. As stock options have not been an element of employee compensation for a significant amount of time, we do not have a formal policy with respect to the timing of stock option grants, and we did not grant stock options or stock appreciation rights in 2025.
DISCUSSION REGARDING SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS
In 2025, the NEOs were granted 40% of their respective target LTI compensation opportunity as TBRSUs. These awards were granted to reflect the HR Committee’s desire to incentivize the long-term commitment of key executives to build shareholder value. These TBRSUs vest over three years with 33 1/3% vested on March 15, 2026, and the remaining TBRSUs vesting 33 1/3% on each of March 15, 2027 and March 15, 2028, if the NEO remains an employee on such date. All TBRSUs are non-voting and provide for dividend equivalent units payable in cash, which will vest on the same schedule as the corresponding TBRSUs.
The remaining 60% of the NEO's target LTI compensation opportunity was granted in the form of PBRSUs for the 2025-2027 performance period based on three-year average Pre-Tax Return on Capital, Cumulative Adjusted Earnings Per Share, and rTSR. Each PBRSU earned will convert into either one share of Common Stock or the cash value of one share of Common Stock and vest on March 15, 2028. During the vesting period, recipients do not earn dividends on, and are not entitled to vote with respect to, the PBRSUs.
See "2025 Annual Compensation Determination—2025 Long-Term Incentive Compensation" under "Compensation Discussion and Analysis" above for a description of the terms of 2025 LTI compensation.
In the "Grants of Plan-Based Awards" table, the estimates for future payouts under the 2025 AIP awards represent potential payments of annual incentive compensation for 2025 based on achievement of specified performance metrics. See "2025 Annual Compensation Determination—Annual Incentive Compensation" under "Compensation Discussion and Analysis" above for a description of the 2025 AIP awards.
We have a 401(k) plan that permits employees to elect to set aside a portion of their compensation (subject to the maximum limit on the amount of compensation permitted by the Code to be deferred for this purpose) in a trust to pay future retirement benefits. For 2025, we matched up to six percent of the employee’s eligible compensation set aside for this purpose with the cumulative amount of our match capped at $21,000. See "Compensation Discussion and Analysis—Other Compensation Plans—Post-Employment Benefits."
OUTSTANDING EQUITY AWARDS AT YEAR-END
The following table summarizes as of December 31, 2025, for each NEO, the number of shares of unvested stock awards held in both Arcosa and Former Parent. The market value of the stock awards was based on the closing price of the Common Stock as of December 31, 2025, which was $106.32 for Arcosa (stock ticker "ACA") and $26.44 for our Former Parent (stock ticker "TRN").

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Name	Stock Awards

	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Antonio Carrillo	65,704	(1)	5,610,595	(1)	30,103	(3)	3,200,551	(3)
	72,142	(2)	7,670,137	(2)	30,995	(4)	3,295,388	(4)
Gail M. Peck	41,321	(1)	3,434,769	(1)	6,117	(3)	650,359	(3)
	15,075	(2)	1,602,774	(2)	10,789	(4)	1,147,086	(4)
Kerry S. Cole	19,668	(1)	1,292,302	(1)	4,568	(3)	485,670	(3)
	11,260	(2)	1,197,163	(2)	4,419	(4)	469,828	(4)
Jesse E. Collins, Jr.	5,714	(1)	607,512	(1)	4,100	(3)	435,912	(3)
	9,915	(2)	1,054,163	(2)	4,043	(4)	429,852	(4)
Reid S. Essl	36,221	(1)	3,132,177	(1)	5,250	(3)	558,180	(3)
	12,940	(2)	1,375,781	(2)	10,105	(4)	1,074,364	(4)
Bryan P. Stevenson	5,753	(1)	611,659	(1)	4,063	(3)	431,978	(3)
	9,179	(2)	975,911	(2)	7,516	(4)	799,101	(4)
(1) Represents the actual number of unvested restricted shares and TBRSUs at market value. Includes TRN awards that were granted by our Former Parent prior to the spin-off transaction in 2018 (the "Separation"), and corresponding Arcosa awards received in respect of such TRN awards through the Separation. The following table provides the vesting date of the awards:

Vesting Date	Antonio Carrillo		Gail M. Peck		Kerry S. Cole		Jesse E. Collins, Jr.		Reid S. Essl		Bryan P. Stevenson
	ACA (#)	TRN (#)	ACA (#)	TRN (#)	ACA (#)	TRN (#)	ACA (#)	TRN (#)	ACA (#)	TRN (#)	ACA (#)	TRN (#)

3/15/2026	22,290	—	4,612	—	3,357	—	3,007	—	4,010	—	2,958	—
5/15/2026	—	—	6,608	3,333	666	2,000	—	—	5,608	333	—	—
3/15/2027	13,577	—	2,792	—	1,997	—	1,809	—	2,447	—	1,849	—
5/15/2027	—	—	11,657	2,000	—	—	—	—	11,213	666	—	—
3/15/2028	6,887	—	1,432	—	982	—	898	—	1,280	—	946	—
5/15/2028	—	—	1,333	4,000	666	2,000	—	—	666	2,000	—	—
5/15/2029	—	—	888	2,666	—	—	—	—	666	2,000	—	—
4/3/2033	—	—	—	—	—	—	—	—	666	2,000	—	—
4/3/2046	—	—	—	—	—	—	—	—	666	2,000	—	—
Qualifying termination(a)	5,736	17,214	—	—	—	—	—	—	—	—	—	—
Retirement(b)	—	—	—	—	2,000	6,000	—	—	—	—	—	—
(a) Outstanding deferred TBRSUs that have vested but will be converted to shares of Common Stock upon a qualifying termination event.
(b) Outstanding TBRSUs that will vest at retirement in accordance with the grant.
(2) Represents the actual number of 2023-2025 PBRSUs that vested and settled in shares of Common Stock on March 15, 2026 as certified by the HR Committee based on Arcosa's Average Pre-Tax Return on Capital, Cumulative Adjusted Earnings Per Share, and rTSR for the performance period and the corresponding market value of such shares. See "Compensation Discussion and Analysis—2025 Annual Compensation Determination—2023-2025 Performance-Based Restricted Stock Unit Awards."

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(3) Represents the target number or value, as applicable, of 2024-2026 PBRSUs that could be earned if target financial performance goals are achieved. Actual amounts of PBRSUs will vest and settle in shares of Common Stock on March 15, 2027 based on Arcosa's Average Pre-Tax Return on Capital, Cumulative Adjusted Earnings Per Share, and rTSR for the performance period. Awards will pay out between 0% to 200% of the target PBRSU based on actual performance against the performance levels set by the HR Committee. For performance falling between the specified levels, the amount of PBRSUs earned will be interpolated accordingly.
(4) Represents the target number or value, as applicable, of 2025-2027 PBRSUs that could be earned if target financial performance goals are achieved. Actual amounts of PBRSUs will vest and settle in shares of Common Stock on March 15, 2028 based on Arcosa's Average Pre-Tax Return on Capital, Cumulative Adjusted Earnings Per Share, and rTSR for the performance period. Awards will pay out between 0% to 200% of the target PBRSU based on actual performance against the performance levels set by the HR Committee. For performance falling between the specified levels, the amount of PBRSUs earned will be interpolated accordingly. See "Compensation Discussion and Analysis—2025 Annual Compensation Determination—2025 Long-Term Incentive Compensation."
STOCK VESTED IN 2025
The following table summarizes for the NEOs in 2025 the number of shares acquired upon the vesting of restricted stock and restricted stock units and the value realized, each before payout of any applicable withholding tax. No stock options were exercised in 2025. As of December 31, 2025, Arcosa had no stock options outstanding.

Name		Stock Awards

	Stock Ticker	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Antonio Carrillo	ACA	103,064	8,981,581
Gail M. Peck	ACA	27,040	2,362,947
Kerry S. Cole	ACA	16,653	1,452,101
Jesse E. Collins, Jr.	ACA	14,669	1,278,964
Reid S. Essl	ACA	23,501	2,053,948
	TRN	333	8,974
Bryan P. Stevenson	ACA	12,437	1,082,667
(1) The amounts shown are calculated based on the closing stock price of Common Stock on the date of vesting.
NONQUALIFIED DEFERRED COMPENSATION
The table below shows the contributions by the NEOs and Arcosa, the aggregate earnings on nonqualified deferred compensation in 2025, and the aggregate balance at year-end under nonqualified deferred compensation plans of Arcosa. Arcosa does not provide matching contribution amounts under the Deferred Compensation Plan.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)

Antonio Carrillo	—	50,688	—	578,262
Gail M. Peck	—	28,658	—	705,747
Kerry S. Cole	—	93,776	—	600,785
Jesse E. Collins, Jr.	—	—	—	—
Reid S. Essl	—	146,219	—	924,543
Bryan P. Stevenson	—	—	—	—
(1) The NEOs did not have any salary or incentive compensation deferrals to the Deferred Compensation Plan in 2025.
(2) Represents earnings or losses in the Deferred Compensation Plan for Messrs. Cole and Essl, and Ms. Peck. For Mr. Carrillo, this column represents earnings in respect of deferred director fees previously earned as a director of our Former Parent.
(3) Includes salary and incentive compensation deferrals to the Deferred Compensation Plan in the aggregate that are reported in the Summary Compensation Table for Mr. Essl, $93,248 in 2024 and $77,377 in 2023.

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Executive Compensation	Table of Contents
DEFERRED COMPENSATION DISCUSSION
For 2025, we had a deferred compensation plan for highly compensated employees who are limited as to the amount of deferrals allowed under our 401(k) Plan. Participants may elect to defer salary prior to the beginning of the fiscal year and annual incentive pay prior to the beginning of the year to which the incentive payments related. Participants chose from several mutual fund-like deemed investments. See "Compensation Discussion and Analysis—Other Compensation Plans."
Amounts are paid out immediately upon death. Upon termination of employment, amounts in the Deferred Compensation Plan are paid out beginning six months after termination of employment in lump sum or annual installments from one to twenty years according to the election of the participant.
Potential Payments Upon Termination or Change in Control
DEATH, DISABILITY, OR RETIREMENT
Arcosa’s long-term disability plan provides all salaried employees, including the NEOs, with a disability benefit after six months of disability of 60% of base salary up to a maximum of $15,000 a month while disabled and until normal retirement at age 65, provided that the disability occurred prior to age 63. If the disability occurred at age 63 or older, the maximum benefit period will be based on the age at disability. Deferred compensation benefits that are payable upon termination are described under "Deferred Compensation Discussion."
Equity awards held by the NEOs have no acceleration of vesting upon voluntary or involuntary termination, but vesting is accelerated on death or disability, and in some cases retirement. The Company AIP provides that in the event of death or disability, if the HR Committee so determines, the participant will be eligible to receive the pro rata portion of the participant’s AIP that would have been payable in such year. The Company AIP also provides that in the event of termination of employment for any other reason following the end of the performance period and prior to the date of actual payment, the HR Committee may pay the participant an amount not to exceed the amount earned.
The following table provides the dollar value of (i) accelerated vesting of equity awards, and (ii) the payment of annual incentive compensation, in each case assuming each of the NEOs had been terminated by death, disability, or retirement on December 31, 2025. As of December 31, 2025, there were no outstanding stock options held by any of the NEOs.

	Antonio Carrillo(1)	Gail M. Peck	Kerry S. Cole	Jesse E. Collins, Jr.	Reid S. Essl	Bryan P. Stevenson
	($)	($)	($)	($)	($)	($)

Death
Equity Awards(2)	13,012,310	5,121,963	2,423,516	1,614,493	4,610,317	1,696,558
AIP(3)	1,937,500	697,500	712,394	648,445	446,925	545,755
Total	14,949,810	5,819,463	3,135,910	2,262,938	5,057,242	2,242,313
Disability
Equity Awards(2)	13,012,310	5,121,963	2,423,516	1,614,493	4,610,317	1,696,558
AIP(3)	1,937,500	697,500	712,394	648,445	446,925	545,755
Total	14,949,810	5,819,463	3,135,910	2,262,938	5,057,242	2,242,313
Retirement
Equity Awards(2)	10,390,353	3,041,604	1,792,003	1,266,295	—	—
AIP(3)	1,937,500	697,500	712,394	648,445	446,925	545,755
Total	12,327,853	3,739,104	2,504,397	1,914,740	446,925	545,755
(1) Upon termination due to death, disability, or retirement, in addition to the amounts reflected in the table, Mr. Carrillo would also receive a cash payout for his cash balance under the Director Deferred Plan (as defined below), which represents fees earned and deferred while he served as a non-employee director of Former Parent. As of December 31, 2025, his accumulated cash balance in the Director Deferred Plan was $578,262.

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Table of Contents	Executive Compensation
(2) The market value of the outstanding ACA and TRN equity awards was based on the closing price of the Common Stock as of December 31, 2025, which was $106.32 for Arcosa and $26.44 for our Former Parent.
(3) Assumes payment at the discretion of the HR Committee of 2025 award payments under the AIP based on 2025 actual results.
CHANGE IN CONTROL
Each of the NEOs is currently a participant in the 2022 CIC Plan. For additional discussion of the 2022 CIC Plan, see "Compensation Discussion & Analysis - Other Compensation Plans - Change in Control Severance Plan." Pursuant to the terms of the 2022 CIC Plan, if the NEO’s employment is terminated by Arcosa without "Cause" (as defined below) or by the participant for "Good Reason" (as defined below), in each case, within six months prior to and in connection with or within two years following a "Change in Control" (as defined below), then equity awards granted on or after December 6, 2018 vest and benefits under the Deferred Compensation Plan and 401(k) Plan vest. In addition, the NEO will receive a lump-sum cash severance payment equal to (i)(x) the sum of the NEO’s annual base salary and target annual incentive bonus, or, if higher and the Change in Control or date of termination occurs more than six months into a fiscal year, the annual incentive bonus payable on actual performance multiplied by (y) three for the CEO, two for the CFO, the CLO, and group presidents, and one and a half or one for all other participants; plus (ii) a prorated annual incentive bonus for the year in which the termination occurs based on the greater of target or actual performance, depending on whether 50% or more of the performance period has elapsed, and the NEO will receive continued insurance benefits for 24 months following termination and outplacement services up to a maximum of $15,000.
"Cause" is generally defined as a participant’s (i) continued failure to satisfactorily perform his or her duties with Arcosa, failure to comply with Arcosa’s Code of Conduct and other written policies, willful failure to follow directions of the Board or his or her supervisor or manager, or any other willful act that likely will result in a materially negative effect to Arcosa, which, if curable, is not cured within 30 days after notice thereof; (ii) fraud, theft, misappropriation embezzlement, dishonesty, or breach of fiduciary duty by the participant; (iii) misappropriation of any corporate opportunity or otherwise obtaining personal profit from any transaction which is adverse to the interests of Arcosa or to the benefits of which Arcosa is entitled; (iv) the conviction of a crime that has caused or may be reasonably expected to cause material injury to Arcosa or any of its affiliates, or the conviction of a felony; or (v) willful misconduct which is injurious to Arcosa (monetarily or otherwise), which if curable, is not cured by the participant within 30 days after written notice from Arcosa.
"Change in Control" is generally defined as (i) any other person or entity acquires beneficial ownership of 30% or more of Arcosa’s outstanding Common Stock, or the combined voting power over Arcosa’s outstanding voting securities unless the transaction resulting in the person becoming the beneficial owner of 30% or more of the combined voting power is approved in advance by Arcosa’s Board; (ii) incumbent directors cease for any reason to constitute at least a majority of the Board; (iii) a merger or consolidation of Arcosa or any of its subsidiaries with any other corporation, or an agreement for the sale or disposition by Arcosa of all or substantially all of Arcosa’s assets, subject to certain exceptions; or (iv) the stockholders approve a complete liquidation or dissolution of Arcosa.
"Good Reason" is generally defined as (i) a material diminution in the participant’s job title, responsibilities or duties; (ii) after the occurrence of a Change in Control, a material adverse change in the nature or scope of the authorities, powers, functions, responsibilities, or duties attached to the position(s) with Arcosa that the participant held immediately before the Change in Control; (iii) a reduction by Arcosa in the participant’s base salary, unless the reduction is a proportionate reduction of the compensation of the participant and all other senior officers of Arcosa as a part of a company-wide effort to enhance Arcosa’s financial condition; (iv) any action by Arcosa which would materially reduce the participant’s benefits, in the aggregate, under Arcosa’s benefit plans and incentive plans; (v) a change of more than 50 miles from the location where the participant performs the majority of the participant’s job duties immediately prior to the Change in Control; or (vi) any material breach by Arcosa of any provision of the 2022 CIC Plan. The participant is required to provide Arcosa with an opportunity to remedy the Good Reason event prior to the participant submitting a notice of termination for Good Reason.

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Executive Compensation	Table of Contents
The following table provides the payments and benefits reflecting a Change in Control occurring on December 31, 2025 under the previous Change in Control, with each NEO's employment being terminated by Arcosa without Cause or for Good Reason on such date:

Name	Equity Awards ($)(1)	AIP ($)(2)	Cash Compensation ($)(3)	Continuation of Benefits ($)(4)	Total ($)

Antonio Carrillo(5)	16,275,129	1,250,000	8,812,500	55,315	26,392,944
Gail M. Peck	6,103,294	450,000	2,595,000	59,727	9,208,021
Kerry S. Cole	2,898,478	365,330	2,468,588	55,315	5,787,711
Jesse E. Collins, Jr.	2,046,235	334,250	2,251,890	52,236	4,684,611
Reid S. Essl	5,512,469	442,500	2,073,850	19,277	8,048,096
Bryan P. Stevenson	2,373,169	352,100	2,097,510	55,315	4,878,094
(1) Accelerated vesting of equity awards. The market value of the outstanding ACA and TRN equity awards was based on the closing price of the Common Stock as of December 31, 2025, which was $106.32 for Arcosa and $26.44 for our Former Parent.
(2) Payment of 2025 award under the AIP at target performance.
(3) Cash lump sum equal to the sum of base salary and AIP at greater of performance or target both then in effect, multiplied by (i) three for the CEO, (ii) two for the CFO, the CLO, and group presidents, and (iii) one and a half or one for all other participants.
(4) Estimated cost of continuation for 24 months of medical, life, and other insurance benefits, and the maximum amount of outplacement services benefits.
(5) In addition to the amounts reflected in the table, Mr. Carrillo would also receive a cash payout for his cash balance under the Director Deferred Plan (as defined below), which represents fees earned and deferred while he served as a non-employee director of Former Parent. As of December 31, 2025, his accumulated cash balance in the Director Deferred Plan was $578,262.

58

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of SEC Regulation S-K, Arcosa is providing the following information about the relationship of the median of the annual total compensation of its employees and the annual total compensation of Mr. Carrillo, the CEO.

2025 Compensation
CEO, Antonio Carrillo	$8,092,216
Median Employee	$70,015
Compensation Ratio	116:1
Arcosa used the following methodology, material assumptions, and adjustments to identify the median of the annual total compensation of all its employees and to determine the annual total compensation of the "original median employee" and to then select the median employee for 2025:
•Arcosa determined that, as of December 31, 2025, its employee population consisted of approximately 6,390 individuals working at Arcosa and its consolidated subsidiaries. This population consisted of full-time, part-time, seasonal, and temporary employees, excluding our Chief Executive Officer.
•As permitted under SEC rules, Arcosa adjusted the employee population to exclude 20 Canadian employees (or less than 1% of the employee population), such that a total of 6,370 individuals were used in determining the original median employee. For Arcosa's employees in Mexico, amounts were converted from Mexican pesos to U.S. dollars using the 2025 calendar year twelve-month average exchange rate.
•Arcosa determined each employee's base salary and cash performance incentive compensation paid during 2025 as reflected in Arcosa payroll records. Arcosa identified its original median employee from its adjusted employee population based on this compensation measure.
•From our employee population, we used statistical sampling to collect additional compensation data for a group of employees who were paid within a relatively narrow range around our estimated median consistently applied compensation measure. From this group, we selected an employee who was reasonably representative of our workforce to be our median employee for 2025.
The ratio disclosed above is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K. The specific dollar amounts used to determine the annual total compensation of the identified new 2025 "median employee" shown above are different from the actual compensation measure described above that was used to identify the "median employee" and may not be comparable to the ratio used at other companies. Arcosa is disclosing this ratio in accordance with SEC requirements.

59

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of SEC Regulation S-K, Arcosa is providing the information below, including a table disclosing specified executive compensation and financial performance measures for the five most recently completed fiscal years.

	Summary Compensation Table Total to PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(5)	Average Summary Compensation Table Total to Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(6)	Value of Initial Fixed $100 Investment Based On:		Net Income ($)(4)	Company Selected Measure: Adjusted EBITDA ($)(7)
Year					Company TSR ($)	Peer Group TSR(3) ($)

2025	8,092,216	10,588,863	2,253,482	2,822,713	196	239	208,400,000	583,300,000
2024	7,296,479	13,935,808	1,806,200	3,061,030	178	217	93,700,000	447,000,000
2023	6,474,120	16,822,141	2,192,382	3,890,255	152	174	159,200,000	367,600,000
2022	6,322,796	8,628,851	1,540,270	1,742,629	100	115	245,800,000	325,100,000
2021	5,632,354	6,069,101	1,041,392	811,732	96	144	69,600,000	283,300,000
(1) Mr. Carrillo is the PEO, the principal executive officer, reflected in the columns above.
(2) The non-PEO named executive officers ("Non-PEO NEOs") reflected in the columns above represent Messrs. Beasley (Former CFO 2018-2021), Cole, Collins, Essl, and Stevenson, and Ms. Peck for 2021; and Messrs. Cole, Collins, Essl, and Stevenson, and Ms. Peck for 2022, 2023, 2024, and 2025.
(3) The "Peer Group" is the Russell 3000 Index Construction and Materials Sector.
(4) 2022 Adjusted Net Income is $106.8M, which is adjusted for the gain on the sale of the Storage Tanks business, net of taxes, and impact of acquisition and divestiture related expenses, net of taxes.
(5) The following table provides the Compensation Actually Paid (CAP) to the PEO in 2025:

Year	2025 ($)

Summary Compensation Total	8,092,216
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(5,127,741)
+ Fair Value of Stock Awards Granted in the Year	7,049,768
+ Year over Year Change in Fair Value of Outstanding and Unvested Stock Awards	2,152,147
+ Year over Year Change in Fair Value of Stock Awards Granted in Prior Years that Vested in the Year	(1,587,485)
+ Fair Value at the End of the Prior Year of Stock Awards that Failed to Meet Vesting Conditions in the Year	—
+ Value of Dividends Paid on Stock Awards not Otherwise reflected in Fair Value or Total Compensation	9,958
Compensation Actually Paid (a)	10,588,863
(a) Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. Details of each of the adjustments as required by item 402(v)(2)(iii)(C)(1)(i) – (vi) are shown in the table.

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Table of Contents	Pay Versus Performance
(6) The following table provides the average Compensation Actually Paid (CAP) to Non-PEO NEOs in 2025:

Year	2025 ($)

Summary Compensation Total	2,253,482
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(1,066,098)
+ Fair Value of Stock Awards Granted in the Year	1,508,011
+ Year over Year Change in Fair Value of Outstanding and Unvested Stock Awards	399,408
+ Year over Year Change in Fair Value of Stock Awards Granted in Prior Years that Vested in the Year	(275,644)
+ Fair Value at the End of the Prior Year of Stock Awards that Failed to Meet Vesting Conditions in the Year	—
+ Value of Dividends Paid on Stock Awards not Otherwise reflected in Fair Value or Total Compensation	3,554
Compensation Actually Paid (a)	2,822,713
(a) Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP. Details of each of the adjustments as required by item 402(v)(2)(iii)(C)(1)(i) – (vi) are shown in the table.
(7) See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures.
Most Important Measures to Determine 2025 Compensation Actually Paid
We selected the following measures as the most important financial performance measures used by us to link compensation actually paid to Arcosa's performance. We identified Adjusted EBITDA as the "company selected measure," which represents the single most important financial measure. For additional discussion on these measures and how they factor into our NEOs' compensation in 2025, please see the discussion in our "Compensation Discussion and Analysis" in the "Annual Incentive Compensation" and "2025 Long-Term Incentive Compensation" sections.

Most Important Performance Measures
Adjusted EBITDA
Adjusted EBITDA Margin
Cumulative Adjusted Earnings Per Share
Pre-Tax Return on Capital
Total Shareholder Return
Company Selected Measure
Relationship Between CAP and Financial Measures
The following charts provide a graphical depiction of the relationship between the CAP and the selected financial measures in addition to the relationship between Arcosa and the Peer Group's TSR. The 2021 CAP to Non-PEO NEOs reflects the forfeiture of Mr. Beasley’s 2021 stock award upon his departure from Arcosa, causing a decrease in the average CAP for the Non-PEO NEOs for 2021. The 2023 and 2024 CAP for both the PEO and the Non-PEO NEOs in each of the charts reflects an increase in stock price and an increase in the estimated performance of outstanding PBRSUs. The 2023 and 2024 average CAP to Non-PEO NEOs also includes the increase in value of the one-time retention equity grant made to Mr. Essl and Ms. Peck.

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Pay Versus Performance	Table of Contents
*The value of initial Fixed $100 investment based on TSR.
* 2022 Adjusted Net Income is $106.8M, which is adjusted for the gain on the sale of the Storage Tanks business, net of taxes, and impact of acquisition and divestiture related expenses, net of taxes.

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Director Compensation
In December 2024, the G&S Committee conducted its annual review, pursuant to the G&S Committee Charter, of non-employee director compensation. Following a review of comparative market analysis provided by the Compensation Consultant, the G&S Committee recommended, and the Board approved, a $10,000 increase to the annual equity award component of non-employee director compensation for 2025.
The components of 2025 compensation for our non-employee directors, as approved by the Board, are as follows:

Additional Annual Director Compensation
$120,000	Non-Executive Chair Retainer Fee(2)
$20,000	Audit Committee Chair Retainer Fee
$20,000	Human Resources Committee Chair Retainer Fee
$15,000	Governance & Sustainability Committee Chair Retainer Fee
$2,000	Board and Committee Additional Meeting Fee per meeting attended(3)
$2,000	Ad hoc or special assignment work performed for or at the request of the CEO, per diem
(1) Number of shares is based on the closing stock price on the date of award. The annual equity award is granted following the Annual Meeting for continuing directors in the form of restricted stock with one-year cliff vesting or deferred restricted stock units that vest after one year but remain deferred until a qualifying termination of service from the Board, with the decision being made at the election of the individual director. Following the director's qualifying termination of services, vested deferred restricted stock units convert into shares of Common Stock equal to the number of units.
(2) The Non-Executive Chair Retainer Fee may be paid, at the Chair's election, in the form of cash or deferred restricted stock units.
(3) The Additional Meeting Fee is payable to members of the Board or members of Board committees for their attendance of each meeting attended, beginning with the second non-regularly scheduled meeting of the Board or its committees.
Non-employee directors may elect, pursuant to the Arcosa, Inc. Deferred Plan for Director Fees (the "Director Deferred Plan"), to defer the receipt of all or a specified portion of the cash retainers and fees to be paid to him or her. Deferred amounts are credited to an account on the books of Arcosa and treated as if invested either at an interest rate equivalent (5% in 2025) or, at the director’s prior election, in units ("phantom stock units") of the Common Stock at the closing price on the NYSE on the last day of the quarter following the date that a payment is credited to the director’s account. The phantom stock units are settled only in cash. Phantom stock units are credited with amounts equivalent to dividends paid on the Common Stock. Upon a qualifying termination, the value of the Director Deferred Plan account will be paid in cash to the director in a lump sum or in annual installments not exceeding ten years according to the director’s prior election.
Fees deferred pursuant to the Director Deferred Plan are credited to the director’s Director Deferred Plan account monthly. Fees that are not deferred pursuant to the Director Deferred Plan are paid in cash quarterly, in arrears.
Mr. Carrillo participated in our Former Parent's deferred plan for director fees. In connection with the Separation, amounts accumulated under this plan were transferred to Arcosa's Director Deferred Plan and continue to be deferred until a qualifying termination under the Director Deferred Plan.

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Director Compensation	Table of Contents
To further align our non-employee directors’ and shareholders’ interests, we require that the directors hold shares of our Common Stock in an amount equal to five times the annual Board cash retainer within five years of becoming a director. All of our directors have met or are on track to meet the ownership requirements.
Non-employee directors may also participate in Arcosa's matching gifts program on similar terms as our employees. Under the program, Arcosa matches contributions up to $5,000 per year per director, to charitable organizations (the match for employees is capped at $2,500 per year).
The following table summarizes the compensation paid by Arcosa to non-employee directors for the fiscal year ended December 31, 2025. Mr. Carrillo does not receive additional compensation for his services as a director of Arcosa other than eligibility to participate in Arcosa's matching gifts program on the same basis as non-employee directors.
DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

Joseph Alvarado	130,000	140,013	—	5,000	275,013
Rhys J. Best	230,000	140,013	—	—	370,013
Jeffrey A. Craig	130,000	140,013	—	—	270,013
Steven J. Demetriou	110,000	140,013	—	—	250,013
John W. Lindsay	110,000	140,013	—	1,477	251,490
Kimberly S. Lubel	110,000	140,013	—	5,000	255,013
Julie A. Piggott	110,000	140,013	—	4,500	254,513
Melanie M. Trent	125,000	140,013	—	5,000	270,013
(1) Reflects the cash fees earned by directors for Board and committee service to Arcosa. Includes amounts deferred under the Director Deferred Plan.
(2) Reflects awards of restricted shares and restricted stock units granted on May 14, 2025 that will vest on May 14, 2026. The grant date fair value dollar amounts are computed in accordance with ASC Topic 718. The policy and assumptions made in the valuation of share-based payments are contained in Note 12 of Item 8 of the 2025 Annual Report.
(3) As of December 31, 2025, the directors held Arcosa restricted stock and restricted stock units totaling as follows: Messrs. Alvarado, 1,581; Best, 34,424; Craig, 1,581; Demetriou, 4,972; and Lindsay, 10,938; and Mses. Lubel, 1,581; Piggott, 7,342; and Trent, 11,241. In addition, Mr. Best held deferred restricted stock units of our Former Parent for which he received Arcosa deferred restricted stock units based on the same distribution ratio of one Arcosa share for every three shares of Trinity that the Trinity shareholders received. As of December 31, 2025, Mr. Best held 69,970 deferred restricted stock units of our Former Parent.
(4) In 2025, there were no above market earnings from the interest rate equivalent under the Director Deferred Plan.
(5) For each of Mr. Alvarado and Mses. Lubel, Piggott, and Trent, includes a matching contribution by Arcosa in his or her name pursuant to Arcosa’s matching gifts program. The maximum annual contribution that may be matched under the program is $5,000 per individual. Also includes dividend equivalents earned on phantom stock units for Mr. Lindsay.

64

Proposal Three Ratification of the Appointment of Ernst & Young LLP
Ernst & Young LLP	The Audit Committee has appointed Ernst & Young as the independent registered public accounting firm of Arcosa for the year ending December 31, 2026. Although the Amended and Restated Bylaws do not require that we seek shareholder ratification of the appointment of Ernst & Young as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain Ernst & Young. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of Arcosa and its shareholders.

Arcosa has been advised by Ernst & Young that the firm has no relationship with Arcosa or its subsidiaries other than that arising from the firm’s engagement as auditors, tax advisors, and consultants.

Arcosa has also been advised that representatives of Ernst & Young will be present at the Annual Meeting where they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

"FOR" The Board recommends that you vote FOR ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

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Proposal Three	Table of Contents
Report of the Audit Committee
We are a standing committee comprised of independent directors as "independence" is currently defined by SEC regulations and the applicable listing standards of the NYSE. The Board has determined that each of the members of the Audit Committee are "audit committee financial experts" as defined by applicable SEC rules. We operate under a written charter adopted by the Board. A copy of the charter is available on our website at ir.arcosa.com under the heading "Corporate Governance — Board Committees & Charters— Arcosa Audit Committee Charter."
We annually select Arcosa’s independent auditors. That recommendation is subject to ratification by Arcosa’s shareholders.
Management is responsible for Arcosa’s financial statements, internal controls, and the financial reporting process. The independent auditors are responsible for performing an independent audit of Arcosa’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. As provided in our charter, our responsibilities include the monitoring and oversight of these processes.
Consistent with our charter responsibilities, we met and held discussions with management and the independent auditors. In this context, management and the independent auditors represented to us that Arcosa’s consolidated financial statements for the fiscal year ended December 31, 2025 were prepared in accordance with U.S. Generally Accepted Accounting Principles. We reviewed and discussed the consolidated financial statements with management and the independent auditors and discussed with the independent auditors matters required to be discussed by Auditing Standard No. 1301, "Communications with Audit Committees," issued by the Public Company Accounting Oversight Board ("PCAOB").
Arcosa’s independent auditors have also provided to us the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee, and we discussed with the independent auditors that firm’s independence. We also considered whether the provision of non-audit services is compatible with maintaining the independent auditors’ independence and concluded that such services have not impaired the auditors’ independence.
Based upon our reviews and discussions with management, Arcosa's internal auditors, and the independent auditors, and our review of the representation of management and the report of the independent auditors to the Audit Committee, we recommended to the Board that the audited consolidated financial statements be included in Arcosa’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.
Audit Committee:
Jeffrey A. Craig, Chair
John W. Lindsay
Julie A. Piggott

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Table of Contents	Proposal Three
Fees of Independent Registered Public Accounting Firm for Fiscal Years 2025 and 2024
The following table presents fees for professional audit services rendered by Ernst & Young for the audits of Arcosa’s annual financial statements for the years ended December 31, 2025 and December 31, 2024, and fees for other non-audit services rendered by Ernst & Young during the periods.

	2025 ($)	2024 ($)
Audit fees	3,159,139	3,155,557
Audit-related fees	7,675	11,675
Tax fees	305,489	85,911
Services rendered by Ernst & Young in connection with fees presented above were as follows:
AUDIT FEES
Audit fees include fees and out-of-pocket costs associated with the annual audit of Arcosa’s consolidated financial statements; incremental audit procedures related to acquisitions and divestitures; incremental audit procedures related to new systems implementation; incremental audit procedures and consultation services related to SEC filings; and statutory audits in Mexico and Europe.
AUDIT-RELATED FEES
Audit related fees are for services related to Arcosa's 401(k) plan and fees related to publications and online subscriptions.
TAX FEES
Tax fees include fees for tax advice related to the work opportunity tax credit, implementation of interest expense tax optimization, general tax consultations, general state and local tax advisory services, and general federal and international tax advisory services.
ALL OTHER FEES
Arcosa did not incur any other fees for the years ended December 31, 2025 and December 31, 2024.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee has a policy for the pre-approval of all audit and permissible non-audit services provided by Ernst & Young. These services may include audit services, audit-related services, tax services, and other services. Under this policy, pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the services or category of services and includes an anticipated budget. In addition, the Audit Committee also may pre-approve services on a case-by-case basis. The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee. Pursuant to this delegation, the Chair must report any pre-approval decision to the Audit Committee at its first meeting after the pre-approval was obtained. All services set forth in the table above were pre-approved by the Audit Committee before being rendered.

67

Security Ownership of Certain Beneficial Owners and Management
The following table presents the beneficial ownership of Arcosa’s Common Stock as of March 23, 2026 for (i) each person beneficially owning more than 5% of the outstanding shares of Arcosa’s Common Stock, (ii) each director and nominee for director of Arcosa, (iii) each executive officer of Arcosa listed in the Summary Compensation Table, and (iv) all of Arcosa’s directors and executive officers as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder possesses sole voting and investment power with respect to its, his or her shares. The business address of each of Arcosa’s directors and executive officers is c/o Arcosa, Inc., 500 N. Akard St., Suite 400, Dallas, Texas 75201.

Name	Amount and Nature of Ownership of Common Stock(1)		Percent of Class(2)

Directors:
Joseph Alvarado	18,844		*
Rhys J. Best	59,776		*
Jeffrey A. Craig	18,844		*
Steven J. Demetriou	11,524		*
John W. Lindsay	18,844		*
Kimberly S. Lubel	8,540		*
Julie A. Piggott	8,326		*
Melanie M. Trent	18,844		*
Named Executive Officers:
Antonio Carrillo	482,494		1.0%
Gail M. Peck	69,527		*
Kerry S. Cole	22,300		*
Jesse E. Collins, Jr.	14,676		*
Reid S. Essl	83,500		*
Bryan P. Stevenson	39,200		*
All Directors and Executive Officers as a Group (14 persons):	875,239		1.8%
Other 5% Owners:
Neuberger Berman Group LLC	2,480,248	(3)	5.1%
BlackRock, Inc.	7,030,801	(4)	14.3%
* Less than one percent (1%)
(1) Unless otherwise noted, all shares are owned directly, and the owner has the right to vote the shares, except for shares that officers and directors have the right to acquire through restricted stock units held as of March 23, 2026, or within 60 days thereafter, as follows: Best, 32,843; Demetriou, 4,972; Lindsay, 9,357; Piggott, 7,342; Trent, 11,241; Peck, 5,497; Essl, 5,497; and all directors and executive officers as a group, 76,749 shares. As of March 23, 2026, no directors or executive officers had any shares pledged as security.
(2) Percentage ownership is based on number of shares of Common Stock outstanding as of March 23, 2026.

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Table of Contents	Security Ownership of Certain Beneficial Owners and Management
(3) Neuberger Berman Group LLC ("Neuberger") and Neuberger Berman Investment Advisers LLC ("Neuberger Investment"), 1290 Avenue of the Americas, New York, NY 10104, reported to the SEC on Schedule 13G filed on October 4, 2024, that (i) Neuberger has shared voting power over 2,308,831 shares and shared dispositive power over 2,480,248 shares and (ii) Neuberger Investment has shared voting power over 2,298,340 shares and shared dispositive power over 2,449,741 shares.
(4) BlackRock, Inc. and its affiliates, 50 Hudson Yards, New York, NY 10001, reported to the SEC on an Amendment to Schedule 13G filed on July 17, 2025, that it has sole voting power over 6,920,763 shares and sole dispositive power over 7,030,801 shares.

69

Additional Information
Shareholder Proposals for the 2027 Proxy Statement
Shareholder proposals to be presented at the 2027 Annual Meeting of Shareholders, for inclusion in Arcosa’s Proxy Statement and form of proxy relating to the meeting pursuant to SEC Rule 14a-8, must be received by Arcosa at its offices in Dallas, Texas, addressed to the Corporate Secretary of Arcosa, no later than December 1, 2026. Upon timely receipt of any such proposal, Arcosa will determine whether or not to include such proposal in the Proxy Statement and form of proxy in accordance with applicable regulations and provisions governing the solicitation of proxies. In addition, shareholders who intend to solicit proxies in support of director nominees other than Arcosa’s nominees must comply with the requirements of SEC Rule 14a-19.
Director Nominations or Other Business for Presentation at the 2027 Annual Meeting
Our Amended and Restated Bylaws establish advance notice procedures with regard to director nominations and shareholder proposals that are not submitted for inclusion in Arcosa's Proxy Statement, but that a shareholder instead wishes to present directly at an annual meeting. These procedures provide, generally, that shareholders desiring to place in nomination persons for directors and/or bring a proper subject of business before an annual meeting must do so by a written notice timely received (on or before February 12, 2027, but no earlier than January 13, 2027) for the 2027 Annual Meeting of Shareholders to the Corporate Secretary of Arcosa. Shareholders should review the specific procedures set forth in the Amended and Restated Bylaws and SEC Rule 14a-19 regarding the exact information required. Copies of the Amended and Restated Bylaws are available from the Corporate Secretary at Arcosa, 500 N. Akard St., Suite 400, Dallas, TX 75201.
Annual Report on Form 10-K
Arcosa will provide by mail, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2025 (not including exhibits and documents incorporated by reference), the Proxy Statement for this Annual Meeting, and the annual report and proxy materials for future annual meetings (once available) at your request. Please direct all requests to Mark J. Elmore, Vice President and Corporate Secretary, Arcosa, Inc., 500 N. Akard St., Suite 400, Dallas, Texas 75201. These materials also are available on our website at ir.arcosa.com or at the website of the SEC at www.sec.gov.

70

Questions and Answers About the Meeting
Q:    How do I vote during the Annual Meeting?
A:    Shareholders may vote their shares electronically online during the Annual Meeting. If you choose to vote your shares online during the meeting, please follow the instructions posted at www.virtualshareholdermeeting.com/ACA2026. You will need the 16-digit control number included on your Proxy Card or voting instruction form. Voting electronically online during the Annual Meeting will replace any previous votes.
Whether or not you plan to attend the virtual meeting, we encourage you to vote by proxy as soon as possible. Your shares will be voted in accordance with your instructions.
Q:    How do I ask questions during the Annual Meeting?
A:    Shareholders may submit pertinent questions prior to or during the meeting, and questions will be answered during the meeting, subject to time constraints. For more information on how to submit pertinent questions, please follow the instructions posted at www.virtualshareholdermeeting.com/ACA2026.
Q:    Who is entitled to vote and how many votes do I have?
A:    The outstanding voting securities of Arcosa consist of shares of Common Stock, $0.01 par value per share. The record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting, or any postponement or adjournment thereof, has been established by the Board as the close of business on March 23, 2026. At that date, 49,098,579 shares of Common Stock were outstanding and entitled to be voted. A holder of Common Stock will be entitled to one vote per share on each matter properly brought before the Annual Meeting.
Q:    Why did I receive a Notice of Internet Availability of Proxy Materials?
A:    In order to both save money and protect the environment, we have elected to provide access to our proxy materials and the 2025 Annual Report on the internet instead of mailing the full set of printed proxy materials, in accordance with the SEC rules for the electronic distribution of proxy materials. Proxy materials and/or the Notice are being first released or mailed to shareholders on or about March 31, 2026. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request it. Instead, the Notice instructs you on how to obtain and review all of the important information contained in the Proxy Statement and the 2025 Annual Report. The Notice also instructs you on how to submit your proxy over the internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.
Q:    What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares?
A:    Shareholder of Record or Registered Shareholder. If your shares of Common Stock are registered directly in your name with our transfer agent, you are considered a "shareholder of record" or a "registered shareholder" of those shares.
Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm, or other similar organization, then you are a beneficial owner of shares held in "street name." In that case, you will have received these proxy materials from the bank, brokerage firm, or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm, or similar organization as to how to vote the shares held in your account.
Q:    How do I vote if I am a shareholder of record?
A:    In Advance by Telephone or Internet. All shareholders of record can vote by telephone using the toll-free telephone number on the Notice or Proxy Card, via the internet at www.proxyvote.com, or via smart phone using the QR code on

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Questions and Answers About the Meeting	Table of Contents
your Notice or Proxy Card, and using the procedures and instructions described on the Notice or Proxy Card. You will need the 16-digit control number provided in your proxy materials.
In Advance by Written Proxy. If you are a shareholder of record and receive a Notice card, you may request a written Proxy Card by following the instructions included in the Notice.
Virtually During the Meeting. All shareholders of record may vote by attending the meeting virtually at www.virtualshareholdermeeting.com/ACA2026.
Whether or not you plan to attend the meeting, we encourage you to vote by proxy as soon as possible. Your shares will be voted in accordance with your instructions.
Q:    How do I vote if I am a beneficial owner of shares?
A:    As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account. Your broker should give you instructions for voting your shares by internet, telephone, mail, or smart phone. As a beneficial owner, you are invited to virtually attend the Annual Meeting, but you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker giving you the legal right to vote the shares virtually during the Annual Meeting.
Q:    Who will vote my shares during the Annual Meeting and how will they vote my shares if I provide voting instructions and/or grant my proxy?
A:    The persons named as proxies in the Proxy Card or electronic voting form will vote your shares according to your instructions. If you sign and return your Proxy Card but do not make any of the selections, the named proxies will vote your shares: (i) FOR election of the director nominees as set forth in this Proxy Statement; (ii) FOR approval, on an advisory basis, of the compensation of Arcosa’s NEOs as disclosed in these materials; and (iii) FOR ratification of Ernst & Young as the independent registered public accounting firm of Arcosa for the year ending December 31, 2026.
Q:    What is a Broker Non-Vote?
A:    A "broker non-vote" occurs when a broker submits a proxy for the meeting with respect to a discretionary, or routine, matter but does not have the authority to vote on non-discretionary matters because the beneficial owner did not provide voting instructions on those matters.
Under NYSE rules, the proposal to ratify the appointment of Ernst & Young as the independent registered public accounting firm for the year ending December 31, 2026 (Proposal 3) is considered a "discretionary" or "routine" item. This means that brokerage firms may vote in their discretion on behalf of clients (beneficial owners) who have not furnished voting instructions. In contrast, all of the other proposals set forth in this Proxy Statement are "non-discretionary" or "non-routine" items—brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.
Q:    Can I change or revoke my vote?
A:    If you are a registered shareholder, any subsequent vote you cast will replace your earlier vote. This applies whether you cast your vote by executing a Proxy Card bearing a later date, vote by telephone, internet, or smart phone, or by virtually attending the Annual Meeting and submitting your vote virtually during the Annual Meeting. The proxy may be revoked at any time before it is exercised by filing with Arcosa a written revocation addressed to the Corporate Secretary.
If you hold your shares in street name, you must contact your broker, bank, or other nominee for specific instructions on how to change or revoke your vote.
Q:    What constitutes a "quorum" for the meeting?
A:    The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained.

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Table of Contents	Questions and Answers About the Meeting
Q:    What is the voting requirement to approve each of the proposals, and how are votes counted?

A:	Proposal	Description	Votes Required for Approval	Effect of Abstention

	1	Election of Nominated Directors	Affirmative vote of a majority of the votes cast for the election of directors during the virtual Annual Meeting
An abstention will not count as a vote cast and therefore will not affect the outcome of the vote.
An incumbent director nominee who is not elected is required to tender his or her resignation, which will be accepted or rejected by the Board as more fully described in "Proposal 1 - Election of Nominated Directors."

	2	Advisory vote to approve named executive officer compensation	Affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter	An abstention will effectively count as a vote cast against this proposal.

	3	Ratification of Ernst & Young as independent registered public accounting firm for the year ending December 31, 2026	Affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter	An abstention will effectively count as a vote cast against this proposal.

Cumulative voting is not permitted in the election of directors. Shares of a shareholder who abstains from voting on any or all proposals will be included for the purpose of determining the presence of a quorum. Broker non-votes on any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote will be treated as votes not cast or as shares not entitled to vote with respect to that matter and will not affect the outcome of the vote. However, such shares will be considered present and entitled to vote for quorum purposes so long as they are entitled to vote on at least one other matter.
Q:    Who pays for the solicitation of proxies?
A:    The cost of soliciting proxies will be borne by Arcosa. In addition to the use of postal services or the internet, proxies may be solicited by directors, officers, and employees of Arcosa (none of whom will receive any additional compensation for any assistance they may provide in the solicitation of proxies) in person or by telephone. Arcosa has hired Georgeson, Inc. to assist in the solicitation of proxies at an estimated cost of $16,000 plus expenses.
Q:    What does it mean if I receive more than one Notice, Proxy Card, or voting instructions?
A:    This means that you have multiple accounts in which you own our Common Stock. Please vote all Notices, Proxy Cards, or voting instructions from us to ensure that all of your shares of Common Stock are voted.
Q:    What is "householding"?
A:    In order to reduce expenses, we are taking advantage of certain SEC rules, commonly known as "householding," that permit us to deliver, in certain cases, only one Notice, Annual Report, or Proxy Statement, as applicable, to multiple shareholders sharing the same address, unless we have received contrary instructions from one or more of the shareholders. If you received a householded mailing this year and would like to have additional copies of the Notice, the 2025 Annual Report, Proxy Statement, or other proxy materials sent to you, please submit your request directed to our Corporate Secretary, Arcosa, Inc., 500 N. Akard St., Suite 400, Dallas, TX 75201, or by telephone at 972-942-6500. If you hold your stock in street name, you may revoke your consent to householding at any time by notifying your broker.
If you are currently a shareholder sharing an address with another of our shareholders and wish to have your future proxy statements and annual reports householded, or your materials are currently householded and you would prefer to receive separate materials in the future, please contact our Corporate Secretary at the above address or telephone number.

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Other Business
Management of Arcosa is not aware of other business to be presented for action at the Annual Meeting; however, if other matters are properly presented for action at the meeting, it is the intention of the persons named as proxies in the Proxy Card or electronic voting form to vote in accordance with their judgment on such matters.
By Order of the Board of Directors,
MARK J. ELMORE
Vice President & Corporate Secretary
March 31, 2026

74

Annex A Reconciliation of Non-GAAP Financial Measures
This Proxy Statement contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). This non-GAAP financial information is provided as supplemental information for investors and is not in accordance with, or an alternative to, GAAP. Additionally, these non-GAAP measures may be different than similar measures used by other companies.
Reconciliations of each of the non-GAAP financial measures to the closest GAAP measure are set forth in the tables below.
ENTERPRISE ADJUSTED EBITDA AND MARGIN
($ in millions)
"Enterprise Adjusted EBITDA" is defined solely for purposes of this Proxy as enterprise operating income (loss) from continuing operations before interest, income taxes, depreciation, depletion, and amortization, extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction expenses and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, the impact of changes in accounting rules, any changes to federal, state, or local tax laws that impact the Company's tax liability, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate. GAAP does not define Enterprise Adjusted EBITDA and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use Enterprise Adjusted EBITDA in this Proxy to assess the operating performance of our consolidated business, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry, we believe Enterprise Adjusted EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items which can vary significantly depending on many factors. "Enterprise Adjusted EBITDA Margin” is defined as Enterprise Adjusted EBITDA divided by Revenues.

	Year Ended December 31,
	2025	2024	2023	2022	2021
Revenues	$2,883.4	$2,569.9	$2,307.9	$2,242.8	$2,036.4
Net Income	208.4	93.7	159.2	245.8	69.6
Add (Less):
Interest expense, net	102.2	63.4	23.4	29.9	23.4
Provision for income taxes	32.9	36.3	36.7	70.4	14.0
Depreciation, depletion, and amortization expense(1)	223.0	195.0	159.5	154.1	144.3
(Gain) loss on sale of businesses	14.7	2.1	(6.4)	(189.0)	—
Impact of acquisition and divestiture-related expenses(2)	2.1	46.5	2.2	11.0	20.1
Benefit from reduction in holdback obligation	—	—	(5.0)	—	—
Impairment charge	1.6	5.8	—	—	2.9
Legal settlement	—	—	—	—	8.7
Other, net (income) expense	(1.6)	4.2	(2.0)	2.9	0.3
Enterprise Adjusted EBITDA	$583.3	$447.0	$367.6	$325.1	$283.3
Enterprise Adjusted EBITDA Margin	20.2%	17.4%	15.9%	14.5%	13.9%
(1) Includes the impact of the fair value markup of acquired long-lived assets.
(2) Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

A-1

Annex A	Table of Contents
ADJUSTED SEGMENT EBITDA
($ in millions)
"Segment EBITDA" is defined as segment operating profit plus depreciation, depletion, and amortization. "Adjusted Segment EBITDA" is defined solely for purposes of this Proxy as Segment EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define Segment EBITDA or Adjusted Segment EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including segment operating profit. We use Adjusted Segment EBITDA in this Proxy to assess the operating performance of our businesses, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry, we believe Adjusted Segment EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items, which can vary significantly depending on many factors.

	Year Ended December 31,
	2025	2024	2023
Construction Products
Revenues	$1,310.2	$1,105.1	$1,001.3
Operating Profit	189.7	133.9	138.6
Add: Depreciation, depletion, and amortization expense(1)	164.7	134.7	111.7
Segment EBITDA	354.4	268.6	250.3
Less: Gain on sale of businesses	—	(5.0)	—
Add: Impact of acquisition and divestiture-related expenses(2)	—	12.2	—
Less: Benefit from reduction in holdback obligation	—	—	(5.0)
Add: Impairment charge	1.6	5.8	—
Adjusted Segment EBITDA	356.0	281.6	245.3
Engineered Structures
Revenues	1,189.9	1,047.3	873.5
Operating Profit	170.2	126.4	95.7
Add: Depreciation and amortization expense(1)	49.1	45.4	26.6
Segment EBITDA	219.3	171.8	122.3
Add: Impact of acquisition and divestiture-related expenses(2)	—	1.6	—
Less: Gain on sale of storage tanks business	—	(14.5)	(6.4)
Adjusted Segment EBITDA	219.3	158.9	115.9
Transportation Products
Revenues	383.3	417.6	433.5
Operating Profit	46.1	30.2	45.8
Add: Depreciation and amortization expense	7.5	12.6	16.0
Segment EBITDA	53.6	42.8	61.8
Add: (Gain) Loss on sale of business	14.7	21.6	—
Adjusted Segment EBITDA	68.3	64.4	61.8
Operating Loss - Corporate	(64.1)	(92.9)	(62.8)
Add: Impact of acquisition and divestiture-related expenses - Corporate(2)	2.1	32.7	2.2
Add: Corporate depreciation expense	1.7	2.3	5.2
Enterprise Adjusted EBITDA	$583.3	$447.0	$367.6
1.Includes the impact of the fair value markup of acquired long-lived assets.
2.Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

A-2

Table of Contents	Annex A
ADJUSTED EBITDA EXCLUDING CORPORATE COSTS
($ in millions)
"Adjusted EBITDA excluding Corporate Costs" is defined as Adjusted EBITDA (trailing twelve months) plus corporate costs. We use Adjusted EBITDA excluding Corporate Costs in this Proxy to show the progress of advancing our long-term vision.

	Year Ended December 31,
	2025	2024
Adjusted EBITDA (trailing twelve months)(1)	$583.3	$515.2
Add: Operating Loss - Corporate	64.1	92.9
Less: Impact of acquisition and divestiture-related expenses - Corporate(2)	(2.1)	(32.7)
Less: Corporate depreciation expense	(1.7)	(2.3)
Enterprise Adjusted EBITDA Excluding Corporate Costs	$643.6	$573.1
(1) 2024 Adjusted EBITDA includes an upward pro forma adjustment for Ameron, acquired on April 9, 2024 of $5.0 million, which reflects an amount equal to 25% of Ameron's historical Adjusted EBITDA for the twelve months ended December 31, 2023 of $19.8 million, as previously disclosed, to approximate the three-month pro forma impact on our Adjusted EBITDA as if the acquisition had occurred on December 31, 2023. Adjusted EBITDA includes an upward pro forma adjustment for Stavola, acquired on October 1, 2024, of $71.2 million, which was Stavola's Adjusted EBITDA for the nine months ended September 31, 2024 to reflect the nine-month pro forma impact on our Adjusted EBITDA as if the acquisition had occurred on December 31, 2023. Also included is a $8.0 million downward pro forma adjustment to exclude Adjusted EBITDA from the steel components business during the period, which was divested on August 16, 2024.
(2) Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

NET DEBT TO ADJUSTED EBITDA
($ in millions)
"Net Debt to Adjusted EBITDA" is defined as Net Debt divided by Adjusted EBITDA for the trailing twelve months as a metric of its current leverage position. "Net Debt" is defined as total debt minus cash and cash equivalents to determine the extent to which the Company's outstanding debt obligations would be satisfied by its cash and cash equivalents on hand. We use Net Debt to Adjusted EBITDA in this Proxy as our leverage metric to drive focus on our key strategic pillar of maintaining a healthy balance sheet.

	As of
	Dec 31, 2018	Dec 31, 2019	Dec 31, 2020	Dec 31, 2021	Dec 31, 2022	Dec 31, 2023	3Q24 Pro Forma(1)	4Q24 Pro Forma(1)	Dec 31, 2025

Total debt excluding debt issuance costs	185.5	107.3	254.5	685.7	555.9	573.1	1,848.7	1,707.1	1,538.4
Cash and cash equivalents	99.4	240.4	95.8	72.9	160.4	104.8	129.1	187.3	214.6
Net Debt	86.1	(133.1)	158.7	612.8	395.5	468.3	1,719.6	1,519.8	1,323.8
Adjusted EBITDA (trailing twelve months)	186.5	240.7	291.4	298.4	329.1	367.6	500.1	515.2	583.3
Net Debt to Adjusted EBITDA	0.5	(0.6)	0.5	2.1	1.2	1.3	3.4	2.9	2.27
(1) Pro Forma as of September 30, 2024 for the acquisitions of Stavola and Ameron, and the divestiture of the Steel Components business, as if the transactions had occurred on January 1, 2024.

A-3

Annex A	Table of Contents
GROUP ADJUSTED EBITDA AND MARGIN
($ in millions)
"Group Adjusted EBITDA" is defined solely for purposes of this Proxy as group operating profit (loss) from continuing operations before interest, income taxes, depreciation, depletion, and amortization, extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction expenses and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, the impact of changes in accounting rules, any changes to federal, state or local tax laws that impact the Company's tax liability, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate. GAAP does not define Group Adjusted EBITDA and it should not be considered as an alternative to earnings measures defined by GAAP, including operating profit. We use Group Adjusted EBITDA as a metric for incentive-based compensation. “Group Adjusted EBITDA Margin” is defined as Group Adjusted EBITDA divided by Revenues for the Group.

Year Ended December 31, 2025 ($)

Kerry Cole Group
Revenues	1,218.0
Operating Profit	164.5
Add: Depreciation and amortization expense (1)	43.9
Group Adjusted EBITDA	208.4
Group Adjusted EBITDA margin	17.1%
Jesse Collins Group
Revenues	485.6
Operating Profit	79.8
Add: Depreciation and amortization expense (1)	17.6
Add: Loss on sale of business	14.7
Add: Loss on sale of wind tax credits	5.1
Group Adjusted EBITDA	117.2
Group Adjusted EBITDA margin	24.1%
Reid Essl Group
Revenues	1,179.8
Less: Freight Revenue	(96.5)
Freight Adjusted Revenue	1,083.3
Operating Profit	161.7
Add: Depreciation, depletion, and amortization expense (1)	159.8
Add: Impairment charge	1.6
Group Adjusted EBITDA	323.1
Group Adjusted EBITDA margin	29.8%
(1) Includes the impact of the fair value markup of acquired long-lived assets.

A-4

Table of Contents	Annex A
PRE-TAX RETURN ON CAPITAL
($ in millions)
"Pre-Tax Return on Capital" is defined solely for purposes of this Proxy as Enterprise Adjusted EBITDA (as defined above) divided by ((Current Assets - Current Liabilities + Current Portion of Long-Term Debt) + Net Plant, Property and Equipment). Balance Sheet items will be calculated using an average of 5 points (beginning of Q1, End of Q1, End of Q2, End of Q3, End of Q4). GAAP does not define Pre-Tax Return on Capital and it should not be considered as an alternative to earnings measures defined by GAAP, including operating profit and net income. We use Pre-Tax Return on Capital in this Proxy to assess the operating returns of our business, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value.

	As of
	Dec 31, 2024	March 31, 2025	June 30, 2025	Sept 30, 2025	Dec 31, 2025
Current assets	$954.0	$1,011.3	$1,116.7	$1,172.2	$1,106.5
Property, plant, and equipment, net	2,129.4	2,117.9	2,100.9	2,088.1	2,097.8
Current liabilities	(516.0)	(510.0)	(527.5)	(579.7)	(503.6)
Current portion of long-term debt	12.1	11.2	10.2	9.3	8.5
AMP Tax Credit receivable, net	(30.3)	(1.6)	(15.5)	6.1	9.6
Total	2,549.2	2,628.8	2,684.8	2,696.0	2,718.8
5-quarter average					2,655.5
Trailing twelve-month Enterprise Adjusted EBITDA					583.3
AMP Tax Credit, net					(51.6)
Trailing twelve-month Enterprise Adjusted EBITDA excluding AMP Tax Credit					$531.7
Pre-Tax Return on Capital					20.0%

	As of
	Dec 31, 2023	March 31, 2024	June 30, 2024	Sept 30, 2024	Dec 31, 2024
Current assets	$912.0	$993.7	$990.9	$1,559.7	$954.0
Property, plant, and equipment, net	1,336.3	1,358.1	1,415.3	1,381.5	2,129.4
Current liabilities	(431.2)	(434.9)	(429.4)	(432.3)	(516.0)
Current portion of long-term debt	6.8	6.6	6.6	4.1	12.1
AMP Tax Credit receivable, net	(0.6)	0.1	(9.2)	(18.7)	(30.3)
Proceeds from Senior Note	—	—	—	(593.3)	—
Total	1,823.3	1,923.6	1,974.2	1,901.0	2,549.2
5-quarter average					2,034.3
Trailing twelve-month Enterprise Adjusted EBITDA					447.0
AMP Tax Credit, net					(37.5)
Trailing twelve-month Enterprise Adjusted EBITDA excluding AMP Tax Credit					$409.6
Pre-Tax Return on Capital					20.1%

A-5

Annex A	Table of Contents

	As of
	Dec 31, 2022	March 31, 2023	June 30, 2023	Sept 30, 2023	Dec 31, 2023
Current assets	$856.8	$912.9	$975.1	$951.5	$912.0
Property, plant, and equipment, net	1,199.6	1,209.7	1,233.2	1,254.6	1,336.3
Current liabilities	(367.7)	(380.4)	(420.8)	(405.1)	(431.2)
Current portion of long-term debt	14.7	14.9	16.1	6.8	6.8
AMP Tax Credit receivable, net	—	(3.2)	(9.1)	(14.7)	(0.6)
Total	1,703.4	1,753.9	1,794.5	1,793.1	1,823.3
5-quarter average					1,773.6
Trailing twelve-month Enterprise Adjusted EBITDA					367.6
AMP Tax Credit, net					(25.3)
Trailing twelve-month Enterprise Adjusted EBITDA excluding AMP Tax Credit					$342.3
Pre-Tax Return on Capital					19.3%
ADJUSTED EPS
"Adjusted Earnings Per Share" or "Adjusted EPS" is defined solely for purposes of this Proxy as reported diluted earnings (loss) per share from continuing operations before extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction and separation expenses, and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, any changes to federal, state, or local tax laws that impact the Company's tax liability, the impact of changes in accounting rules, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate. GAAP does not define "Adjusted EPS" and it should not be considered as an alternative to earnings measures defined by GAAP, including diluted EPS. We use this metric in this Proxy to assess the operating performance of our consolidated business. We adjust diluted EPS for certain items that are not reflective of the normal operations of our business to provide investors with what we believe is a more consistent comparison of earnings performance from period to period.

	Year Ended December 31,
	2025	2024	2023
EPS	$4.24	$1.91	$3.26
(Gain) loss on sale of businesses	0.23	0.03	0.02
Impact of acquisition and divestiture-related expenses(1)	(0.02)	0.99	0.03
Benefit from reduction in holdback obligation	—	—	(0.08)
Impact of AMP Tax Credit	(1.09)	(0.83)	(0.53)
Impairment charge	0.02	0.09	—
Adjusted EPS	$3.38	$2.19	$2.70
(1) Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

A-6

SCAN TO
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ARCOSA, INC.

The Board of Directors recommends that you vote FOR the following:

Nominees:	**For**	**Against**	**Abstain**
1a. Joseph Alvarado	☐	☐	☐
1b. Rhys J. Best	☐	☐	☐
1c. Antonio Carrillo	☐	☐	☐
1d. Jeffrey A. Craig	☐	☐	☐
1e. Steven J. Demetriou	☐	☐	☐
1f. John W. Lindsay	☐	☐	☐
1g. Kimberly S. Lubel	☐	☐	☐
1h. Julie A. Piggott	☐	☐	☐
1i. Melanie M. Trent	☐	☐	☐

The Board of Directors recommends that you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. Advisory vote to approve named executive officer compensation.	☐	☐	☐

The Board of Directors recommends that you vote FOR the following proposal:	**For**	**Against**	**Abstain**
3. Ratification of Ernst & Young LLP as Arcosa's independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐

AND such other business as may properly come before the meeting or any adjournment or postponement thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V84515-P44519

ARCOSA, INC.
Annual Meeting of Shareholders
Wednesday, May 13, 2026 at 8:30 a.m. CDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Antonio Carrillo, Bryan Stevenson, and Mark Elmore, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Arcosa, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at **www.virtualshareholdermeeting.com/ACA2026** on Wednesday, May 13, 2026, at 8:30 a.m. CDT and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side